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                                                                  Exhibit 10.7



                                                                        PLAN 001
                                                                  FIN 04-2393279

                                HADCO CORPORATION
                     PROFIT SHARING AND 401K PLAN AND TRUST

                       AS AMENDED THROUGH DECEMBER 9, 1988
                     AND RESTATED EFFECTIVE JANUARY 1, 1988

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                                TABLE OF CONTENTS

                                                                        Page No.

               INTRODUCTION................................................

ARTICLE I      DEFINITIONS.................................................

ARTICLE II     PLAN PARTICIPATION..........................................
               2.1   - Initial Participation...............................
               2.2   - Cessation of Participation..........................
               2.3   - Reinstatement of Active Participation...............

ARTICLE III    CONTRIBUTIONS AND ALLOCATIONS...............................
               3.1   - Profit Sharing Contributions........................
               3.2   - Elective Deferrals..................................
               3.3   - Matching Contributions..............................
               3.4   - Qualified Nonelective Contributions.................
               3.5   - Voluntary Contributions.............................
               3.6   - Rollover Contributions..............................
               3.7   - Forfeitures.........................................
               3.8   - Investment Adjustment...............................
               3.9   - Limitations on Allocations..........................
               3.10  - Allocation of Excess Allocations and Contributions..
               3.11  - Contributions for Top-Heavy Plan Years..............

ARTICLE IV     WITHDRAWALS PRIOR TO TERMINATION OF

               EMPLOYMENT..................................................
               4.1   - Withdrawals from Voluntary Accounts.................
               4.2   - Resumption of Voluntary Contributions...............
               4.3   - Withdrawals from Employer Contributions Account.....
               4.4   - Withdrawals from Rollover Account...................
               4.5   - Withdrawals from Salary Savings Account.............
               4.6   - Loans to Participants...............................

ARTICLE IV-A   VALUATION OF ACCOUNTS.......................................
               4A.1  - Accounts............................................
               4A.2  - Adjustment of Accounts..............................
               4A.3  - Valuation of Trust Fund.............................
               4A.4  - Annual Statements...................................

ARTICLE V      VESTING.....................................................
               5.1   - Full Vesting........................................
               5.2   - Partial Vesting.....................................
               5.3   - Vesting after Receipt of Distribution...............

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               5.4   - Vesting for Top-Heavy Plan..........................
               5.5   - Crediting Years of Service..........................

ARTICLE VI     DISTRIBUTION AT RETIREMENT, DEATH OR DISABILITY.............
               6.1   - Distribution at Retirement..........................
               6.2   - Distribution Upon Incurring Disability..............
               6.3   - Distributions at Death..............................
               6.4   - Notices and Election Procedures.....................
               6.5   - Definitions and Application.........................

ARTICLE VII    TERMINATION OF EMPLOYMENT...................................
               7.1   - Termination Distributions...........................
               7.2   - Termination Forfeitures.............................
               7.3   - Repayment to Reinstate Forfeited Amounts............

ARTICLE VIII   TRUSTEES....................................................
               8.1   - Appointment and Tenure of Trustees..................
               8.2   - Basic Responsibilities of Trustee...................
               8.3   - Powers and Duties of Trustee........................
               8.4   - Directed Investments by Participants................
               8.5   - Authority...........................................
               8.6   - Participation.......................................
               8.7   - Discretion..........................................
               8.8   - Disputes............................................
               8.9   - Records.............................................
               8.10  - Accounts............................................
               8.11  - Taxes...............................................
               8.12  - Expenses............................................
               8.13  - Compensation........................................
               8.14  - Vacancies...........................................
               8.15  - Employer's Records..................................
               8.16  - ERISA...............................................

ARTICLE IX     ADMINISTRATION..............................................
               9.1   - Allocation of Responsibility........................
               9.2   - Appointment of Plan Administrator...................
               9.3   - Claims Procedure....................................
               9.4   - Records and Reports.................................
               9.5   - Powers and Duties of the Plan Administrator.........
               9.6   - Rules and Decisions.................................
               9.7   - Authorization of Benefits Payments..................
               9.8   - Application and Forms for Benefits..................
               9.9   - Facility of Payment.................................

ARTICLE X      MISCELLANEOUS...............................................

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               10.1  - Nonguarantee of Employment..........................
               10.2  - Rights of Employees and Beneficiaries...............
               10.3  - Nonalienation of Benefits...........................
               10.4  - Discontinuance of Employer Contributions............
               10.5   -No Reversion in Employer............................
               10.6  - Jurisdiction........................................
               10.7  - Timing of Distributions.............................
               10.8  - Beneficiary Designations............................
               10.9  - Benefits of Lost Participants.......................

ARTICLE XI     AMENDMENTS AND ACTION BY EMPLOYER...........................
               11.1  - Amendments..........................................
               11.2  - Action by Employer..................................

ARTICLE XII    SUCCESSOR EMPLOYER AND MERGER OR

               CONSOLIDATION OF PLANS......................................
               12.1  - Successor Employer..................................
               12.2  - Plan Assets.........................................

ARTICLE XIII   PLAN TERMINATION............................................
               13.1  - Right to Terminate..................................
               13.2  - Partial Termination.................................
               13.3  - Liquidation of the Plan.............................
               13.4  -Manner of Distribution...............................

ARTICLE XIV    DISCHARGE OF DUTIES BY FIDUCIARIES..........................

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                                  INTRODUCTION

     WHEREAS, Hadco Corporation, hereinafter referred to as the "Employer," a corporation organized and existing under the laws of the Commonwealth of Massachusetts, established effective October 27, 1973 the Hadco Printed Circuits, Inc. Profit Sharing Plan and Trust for the purpose of providing retirement benefits for those employees of the Employer entitled to participate therein, and

     WHEREAS, the Employer has previously amended and restated said Profit Sharing Plan; and

     WHEREAS, the Employer has most recently amended said Profit Sharing Plan on September 9, 1988 and December 9, 1988;

     NOW, THEREFORE, the Employer hereby publishes this Restatement of the Hadco Corporation Profit Sharing and 401(k) Plan and Trust reflecting amendments through December 9, 1988 for those of its Employees entitled to participate herein pursuant to the provisions hereof.

                                    ARTICLE I

                                   DEFINITIONS

1.1 ADJUSTMENT FACTOR shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide. (1/l/88)

1.2 BENEFICIARY shall mean the person(s) or other recipient designated in accordance with the provisions of Article X hereof to receive any death benefit which may become payable under this Plan.

1.3 BREAK IN SERVICE shall mean a Computation Period in which an Employee completes less than five hundred one (501) Hours of Service. (1/l/85)

1.4 CODE shall mean the Internal Revenue Code of 1986 and amendments thereto. (1/l/87)

1.5 COMPENSATION shall mean the total compensation of a Participant during the calendar year for which a contribution is being made for which the Participant received or was entitled to receive a W-2 form from the Employer. For purposes of this Section 1.5, compensation shall include those items specified in Treasury Regs. (cent)1.415-2(d)(1) and shall not include those items specified in Treasury Regs.
         (cent)1.415-2(d)(2). (1/l/88)

1.6 DEFINED CONTRIBUTION PLAN shall mean all defined contribution plans (whether or not terminated) of an employer which shall be treated as one defined contribution plan for purposes of applying the limitations of Section 415(b), (c), and (e) of the Code.

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1.7      DETERMINATION DATE shall mean December 31. (1/l/87).

1.8 DISABILITY shall mean a Participant's permanent and total incapacity of engaging in any employment of the Employer for physical or mental reasons. Disability shall be deemed to exist only when a written application has been filed with the Plan Administrator by or on behalf of such Participant and when Disability is certified to the Plan Administrator by a licensed physician approved by the Plan Administrator; provided, however, that in the event any such Participant meets the requirements for disability benefits under the Social Security law then in effect, he shall thereafter be deemed to be disabled within the meaning of this definition.

1.9 EARLY RETIREMENT DATE shall mean the date the Participant attains age fifty-five (55) and completes fifteen (15) Years of Service.

1.10 EFFECTIVE DATE shall mean the original effective date of the Plan, October 27, 1973.

1.11 ELECTIVE DEFERRALS shall mean contributions to the Plan made by the Employer during the Plan Year at the election of the Participant in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement under Section 3.2 of the Plan. (1/l/88)

1.12 EMPLOYEE shall mean any individual who is employed by the Employer (other than nonresident aliens employed outside the United States) on or after the Effective Date, and shall include leased employees within the meaning of Section 414(n)(2) of the Code except to the extent excludable under Section 414(n)(5) of the Code. An Employee who is on an authorized leave of absence shall retain his status as an Employee for all purposes under the Plan, regardless of whether he is receiving Compensation during such leave of absence. (1/1/88)

1.13 EMPLOYER shall mean Hadco Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts, and all its subsidiaries. (1/l/84)

1.14 EMPLOYER CONTRIBUTIONS shall mean the contributions paid hereunder by the Employer to the Trustees in accordance with the provisions of
         Article III of this document.

1.15 EMPLOYER CONTRIBUTIONS ACCOUNT shall mean the portion of a Participant's Account which is attributable to Employer Profit Sharing Contributions made on behalf of such Participant. (1/l/88)

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1.16     EMPLOYER PROFIT SHARING CONTRIBUTIONS shall mean contributions to the
         Plan made by the Employer for the Plan Year, other than Elective Deferrals, Matching Contributions and Qualified Nonelective Contributions, and allocated to Employer Contributions Accounts under
         Section 3.1 of the Plan. (1/1/88)

1.17 ENTRY DATE shall mean any January 1, April 1, July 1 or October 1 following the date a Participant meets the eligibility requirements of
         Section 2.1 of the Plan. (1/l/88)

1.18 ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, and any amendments thereto.

1.19 FAMILY MEMBER shall mean any individual described in Section 4.14(q)(6) of the Code. (1/l/87)

1.20 FISCAL YEAR shall mean a twelve (12)- month period ending on the last Saturday in October.

1.21 FORFEITURES shall mean the portion of a Participant's Employer Contribution Account and/or Matching Contributions Account which is forfeited in accordance with Section 7.2 of Article VII hereof. (1/l/88)

1.22 HIGHLY COMPENSATED EMPLOYEE shall mean any Employee who, during the Plan Year or the preceding Plan year,

          (a) owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, in each case determined without regard to the aggregation rules of subsections (b), (c) and (m) of Section 414 of the Code; or

          (b)  received Compensation from the Employer in excess of $75,000.00;
               or

          (c) received Compensation from the Employer in excess of $50,000.00 and was in the top paid group of employees for such year; or

          (d) was at any time an officer and received Compensation greater than 150 percent of the amount in effect under Section 415(c)(1)(A) of the Code for such year.

               For purposes of this Section 1.22, the provisions of subsections
               (2), (4), (5), (6), (7), (8), (9) and (10) of Section 414(q) of
               the Code are incorporated herein by reference. (1/l/87)

1.23     HOUR OF SERVICE shall mean:

          (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

          (b) Each hour for which an Employee is paid or entitled to payment by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave

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                                      -4-


               of absence. No more than 501 Hours of Service. shall be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to
               Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under paragraphs (a) or (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period in which the award, agreement, or payment pertains rather than the period in which such award, agreement or payment is made. [12/9/88])

1.24 INSURANCE COMPANY shall mean a legal reserve life insurance company organized and incorporated under the laws of any one of the United States of America and duly licensed in the Commonwealth of Massachusetts.

1.25 KEY EMPLOYEE shall mean any Employee, former Employee, or Beneficiary of any Employee or former Employee who at any time during a Plan Year or any of the four (4) preceding Plan Years, is:

          (a) an officer of the Employer having an annual Compensation greater than 150% of the amount in effect under Section 415(c)(1)(A) of the Code for any such Plan Year;

          (b) one (1) of the ten (10) Employees having an annual Compensation from the Employer greater than 150% of the amount in effect under
               Section 415(c)(1)(A) of the Code and owning (or considered as owning) within the meaning of Section 318 of the Code the largest interests in the Employer;

          (c)  a five (5%) percent owner of the Employer; or

          (d) a one (1%) percent owner of the Employer having an annual Compensation from the Employer of more than $150,000.

               For purposes of clause (a), no more than fifty (50) Employees (or, if lesser, the greater of three [3] or ten [10%] percent of all Employees) shall be treated as officers. For purposes of clause (b), if two Employees own the same percentage interest in the Employer, the Employee with the highest Compensation from the Employer will be considered to own a greater percentage. For purposes of clauses (c) and (d), the definitions of percentage owners" set forth in Section 416(i)(1)(B) of the Code are incorporated herein by reference. (1/l/84)

1.26 MATCHING CONTRIBUTIONS shall mean contributions to the Plan made by the Employer for the Plan Year under Section 3.3 of the Plan and allocated to a Participant's

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                                      -5-


         Matching Contributions Account by reason of the Participant's Elective Deferrals. (1/l/88)

1.27 MATCHING CONTRIBUTIONS ACCOUNT shall mean the portion of a Participant's Account which is attributable to Matching Contributions made on behalf of such Participant. (1/l/88)

1.28 NET PROFIT shall mean the net profit of Hadco Corporation and its subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principles. (1/l/84)

1.29 NONHIGHLY COMPENSATED EMPLOYEE shall mean an Employee who is neither a Highly Compensated Employee nor an individual described in Section 414(q)(6) of the Code. (1/l/87)

1.30 NORMAL RETIREMENT AGE shall mean age sixty-five (65). NORMAL RETIREMENT DATE shall mean the later of the following:

          (a)  the Participant's sixty-fifth (65th) birthday, or

          (b) the tenth (10th) anniversary of the time the Participant commenced participation in the Plan.

               A Participant may continue participation beyond his Normal Retirement Date.

1.31 PARTICIPANT shall mean an "Employee who is actively participating in the Plan in accordance with the provisions of Section 2.1 of Article II hereof.

1.32 PARTICIPANT'S ACCOUNT shall mean the Participant's Employer Contributions Account, Matching Contributions Account, Voluntary Account, Salary Savings Account and Rollover Account referred to collectively. (1/l/88)

1.33 PARTICIPATION COMPUTATION PERIOD shall mean a twelve (12) consecutive-month period during which an Employee completes one thousand (1,000) hours of service with the Employer. An Employee's initial Participation Computation Period shall be the twelvemonth period commencing with the Employee's employment commencement date. Thereafter, the Participation Computation Period shall be the Plan Year beginning with the Plan Year which includes the first anniversary of the Employee's employment commencement date, provided that an. Employee who is credited with one thousand (1,000) hours of service in both the initial Participation Computation Period and the Plan Year which includes the first anniversary of the Employee's employment commencement date shall be credited with two years of service for purposes of eligibility to participate. (1/l/81)

1.34 PLAN shall mean the Hadco Corporation Profit Sharing and 401(k) Plan and Trust.

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1.35     PLAN ADMINISTRATOR shall mean Hadco Corporation or such other person or entity appointed under Article IX hereof, who shall have those responsibilities of administering the Plan as set forth in Article IX.

1.36 PLAN FIDUCIARY shall be the Trustees, but only with respect to the specific allocated responsibilities for Plan Administration, as described in Section 9.1 of Article IX hereof.

1.37 PLAN YEAR shall mean October 28, 1979 to December 31, 1979. Thereafter, a Plan Year shall mean the twelve (12) month period beginning on each January 1 and ending on the succeeding December 31.

1.38 QUALIFIED JOINT AND SURVIVOR ANNUITY shall mean an annuity for the life of the Participant with a survivor annuity for the life of his spouse which is equal to "two-thirds of the annuity payable during the joint lives of the Participant and his spouse, and which is the actuarial equivalent of a single life annuity for the life of the Participant. [12/9/88]

1.39 QUALIFIED NONELECTIVE CONTRIBUTIONS shall mean contributions to the Plan made by the Employer for the Plan Year, other than Elective Deferrals, Employer Profit Sharing Contributions, and Matching Contributions and allocated to Participants' Salary Savings Accounts under Section 3.4 of the Plan. (1/l/88)

1.40 ROLLOVER ACCOUNT shall mean the portion of a Participant's interest in this Plan which is attributable to his Rollover Contributions. (1/l/84)

1.41 ROLLOVER CONTRIBUTION shall mean a contribution made by an Employee from another qualified plan as provided in Section 3.6 of this Plan. (1/l/84)

1.42 SALARY SAVINGS ACCOUNT shall mean that portion of a Participant's Account which is attributable to Elective Deferrals and Qualified Nonelective Contributions made on behalf of such Participant, and which is subject to the limitations and provisions of Sections 5.1(a) and 4.5 of the Plan. (1/l/88)

1.43 TOP-HEAVY PLAN shall mean this Plan with respect to any Plan Year if, as of the last day of the preceding Plan Year, (i) the aggregate of the accounts of Key Employees under the Plan exceeds sixty (60%) percent of the aggregate of the accounts of all Employees under the Plan or (ii) this Plan is part of a Top-Heavy group. For purposes of determining whether this Plan is a Top Heavy Plan, (A) each plan of the Employer in which a Key Employee is a Participant and (B) each other plan of the Employer which enables any plan described in subclause (A) to meet the requirements of Sections 401(a)(4) or 410 of the Internal Revenue Code of 1954, as amended, shall be aggregated. This Plan shall be considered as part of a Top-Heavy group for any Plan Year if it is included in a group of plans which are aggregated in accordance with the preceding sentence and the sum of (x) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such aggregation group and (y) the aggregate of the accounts of Key Employees under all defined contribution plans

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                                      -7-


         included in such aggregation group, exceeds sixty (60%) percent of a similar sum determined for all Employees. The following shall apply for purposes of this Section 1.43:

          (a) For purposes of determining the present value of the cumulative accrued benefit for any Employee or the amount of the account of any Employee, such present value of amount shall be increased by the aggregate distributions made with respect to such Employee during the five (5) year period ending on the Determination Date.

          (b) Except to the extent provided in regulations issued by the Secretary of the Treasury or his designate, any Rollover Contribution (or similar transfer) initiated by an Employee and made after December 31, 1983 to a plan shall not be taken account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any aggregation group which includes such plan is a Top-Heavy group).

          (c) If an individual is not a Key Employee with respect to any plan for any Plan Year, but such individual was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit for such Employee and the account of such Employee shall not be taken into account.

          (d) If an individual has not received any Compensation from the Employer (other than benefits under the Plan) at any time during the five (5) year period ending on the determination date, any accrued benefit for such individual and the account of such individual shall not be taken into account. (1/l/85)

          (e) To the extent provided in regulations issued by the Secretary of the Treasury or his designate, this section shall be applied on the basis of any year specified in such regulations in lieu of plan years. (1/l/84)

1.44 TRUST shall mean the trust agreement entered into by the Employer and the Trustee(s), embodied herein (inclusive of any subsequent amendments or supplements hereto), and as duly executed by both parties.

1.45 TRUSTEES shall mean the individual(s) or entity who may at any time be appointed and acting as Trustees under this Plan and Trust. (1/l/87)

1.46     VALUATION DATE shall mean the last day of each calendar quarter.

1.47 VESTING COMPUTATION PERIOD shall mean the Plan Year. Each Vesting Computation Period during which the Employee completes one thousand (1,000) Hours of Service shall be considered a Year of Service for vesting purposes. An Employee who completes more than 1,000 hours of service during. both twelve-month periods extending from October 28, 1979 to October 25, 1980 and from January 1, 1980 to December 31,

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                                      -8-


         1980 shall be credited with two Years of Service for purposes of determining his vested interest in his Employer Contribution Account. (10/28/79)

1.48 VOLUNTARY ACCOUNT shall mean the portion of a Participant's interest in this Plan which is attributable to his Voluntary Contributions.

1.49 VOLUNTARY CONTRIBUTIONS shall mean the voluntary contributions paid by a Participant hereunder.

1.50 Wherever used herein, a pronoun in the masculine gender shall be considered as including the feminine gender unless the context clearly indicates otherwise.

                                   ARTICLE II

                               PLAN PARTICIPATION

2.1      INITIAL PARTICIPATION

         For Plan Years ending on or before December 31, 1987, each Employee, other than an Employee who is covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, shall commence participation hereunder on the first day of the month next following his completion of a Participation Computation Period during which he completed one thousand (1,000) Hours of Service, but in no event earlier than the Effective Date. For Plan Years beginning on or after January 1, 1988, each Employee, other than an Employee who is covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining, shall commence participation hereunder on the Entry Date next following the completion of a six month period of service with the Employer without regard to the number of Hours of Service completed. (1/l/88)

         For purposes of determining an Employee's initial eligibility to participate, an Employee shall receive credit for the time period commencing with the first day he performs an Hour of Service for the Employer and ending on the date a twelve consecutive month period of severance begins. A period of severance shall mean a period of time during which the Employee is no longer employed by the Employer, and shall begin on the earlier of (i) the date on which the Employee quits, retires, is discharged or dies or(ii) the first anniversary of the first day of a period in which the Employee remains absent from service (with or without pay) with the Employer for any reason other than quit, retirement, discharge or death, such as on account of vacation, holiday, sickness, disability, leave of absence or layoff. [12/9/88]

2.2      CESSATION OF PARTICIPATION

         A Participant shall become an inactive Participant on the date his employment with the Employer terminates. He shall remain an inactive Participant until the date on which the balance of his Participant Account is distributed to him, or is forfeited, at which time he shall cease to be an inactive Participant and become a former Participant. Active participation in this Plan subsequent to either of those dates shall be determined in accordance with Section 2.3.

2.3      REINSTATEMENT OF ACTIVE PARTICIPATION

         An inactive or former Participant shall recommence active participation in this Plan on his date of reemployment by the Employer. (1/l/85)

                                   ARTICLE III

                          CONTRIBUTIONS AND ALLOCATIONS

3.1      PROFIT SHARING CONTRIBUTIONS

         The Employer may make annual Profit Sharing Contributions to the Plan in accordance with this Section 3.1 for the Fiscal Year during which this Plan is established and for each subsequent Fiscal Year. The Profit Sharing Contribution for each Fiscal Year shall be an amount from the Employer's current or accumulated Net Profit as determined annually by the Board of Directors of the Employer, subject to the limitations set forth in this Section 3.1 and in Section 3.9, provided that the Board of Directors may determine that no Profit Sharing Contribution shall be made for a particular Fiscal Year regardless of whether the Employer has a Net Profit for such year or an accumulated Net Profit for prior Fiscal Years.

         The Profit Sharing Contribution for each Fiscal Year shall be limited in amount so that it does not exceed any of the following amounts:

         (a) The sum of the Employer's Net Profit for such Fiscal Year plus its accumulated Net Profit for prior Fiscal Years; or

         (b) The maximum amount deductible from the Employer's income for such Fiscal Year under Section 404 of the Code as a contribution to a profit sharing plan which meets the requirements for qualification under Section 401 of the Code, after taking into consideration all other Employer contributions under this Plan; or

         (c) The aggregate individual Participant limitations in accordance with Section 415 of the Code, as applied in accordance with
                  Section 3.9.

                  The Profit Sharing Contribution for each Fiscal Year shall be paid to the Trustees as soon as practicable after the end of the Fiscal Year, but in any event not later than the due date for the Employer's federal income tax return for such Fiscal Year, including extensions. If no Profit Sharing Contribution is to be made for a particular Fiscal Year, the Employer shall so notify the Trustees within sixty (60) days after the end of such Fiscal Year. Profit Sharing Contributions shall be allocated to the Employer Contributions Accounts of those Participants who shall have received any Compensation during the Plan Year within which such Fiscal Year ends and who are employed on the last day of the Plan Year. Such contribution shall be allocated according to the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year. [12/9/88]

                  (1/l/88)

3.2      ELECTIVE DEFERRALS

         Effective as of April 1, 1988, an Employee who has met the eligibility and participation requirements of Article II may authorize the Employer to contribute to the Plan on his behalf as an Elective Deferral an amount from his Compensation from employment with the Employer, subject to the limitations set forth in this Section 3.2, and in Section 3.9. A Participant may authorize Elective Deferrals by filing a salary reduction agreement with the Employer within thirty (30) days before the Entry Date he first elects to participate under this Section 3.2. Each salary reduction agreement shall state the amount to be contributed to the Plan on behalf of the Participant as a whole percentage of his Compensation of not less than one percent (1%) or more than fifteen percent (15%), and shall authorize the Employer to reduce the Participant's Compensation by such percentage. Such agreement shall continue until revoked or changed by the Participant by written notice to the Employer at least thirty (30) days prior to the effective date of the revocation or change. A Participant who revokes his salary reduction agreement shall not be eligible to enter into a new salary reduction agreement before the next Entry Date following the final payroll period in which such revocation was effective. A Participant may change his salary reduction agreement quarterly without restriction.

         Contributions may be made under this Section 3.2 without regard to current or accumulated Net Profits.

         No Employee shall be permitted to have Elective Deferrals made under this Plan during any calendar year in excess of $7,000.00 multiplied by the Adjustment Factor. In addition, Elective Deferrals on behalf of Highly Compensated Employees shall be limited as provided in Section 3.9.

         Elective Deferrals, reduced by the amount of any taxes required of a Participant with respect to such Elective Deferrals under the Federal Insurance Contributions Act and the Federal Unemployment Tax Act, shall be paid by the Employer to the Trustees promptly following each pay period, but in no event later than 30 days after the end of the Plan Year. The amount of such taxes shall be paid by the Employer to the appropriate government agency as required by law. Elective Deferrals shall be allocated to the Salary Savings Accounts of the respective Participants on whose behalf the contributions are made.

         (1/1/88)

3.3      MATCHING CONTRIBUTIONS

         The Employer shall make Matching Contributions to the Plan in accordance with this Section 3.3 for any calendar quarter during which one or more Participants authorize Elective Deferrals. The Employer shall contribute as a Matching Contribution on behalf of each Participant who has authorized Elective Deferrals an amount equal to twenty-five percent (25%) of the amount of the Elective Deferrals (determined without regard to taxes, if any, required to be deducted therefrom as provided in Section 3.2), up to a maximum of four percent (4%) of the Participant's Compensation in any Plan Year and subject to the limitations set forth in Section 3.9. The Board of Directors may determine that no Matching Contributions shall be made for a particular calendar quarter, or may increase or decrease the amount of Matching Contributions for any calendar quarter; provided that such determination, increase or decrease does not discriminate in favor of Highly Compensated Employees.

         Matching Contributions under this Section 3.3 may be made without regard to current or accumulated Net Profits.

         Matching Contributions shall be paid by the Employer to the Trustees on a quarterly basis, promptly following the close of each calendar quarter, but in any event not later than the due date for the Employer's federal income tax return for the Fiscal Year which ends within the Plan Year, including extensions. Matching Contributions shall be allocated to the Matching Contributions Accounts of the respective Participants on whose behalf the contributions are made and who are employed on the last day of the quarter.

         (1/1/88)

3.4      QUALIFIED NONELECTIVE CONTRIBUTIONS

         The Employer may make Qualified Nonelective Contributions to the Plan in accordance with this Section 3.4 for any Plan Year. If a Participant authorizes Elective Deferrals under Section 3.2 when he first becomes eligible to do so, the Employer shall contribute to the Plan on behalf of such Participant the sum of $100.00 without regard to the amount of the Elective Deferral. Any additional Qualified Nonelective Contribution for any Plan Year shall be an amount as determined annually by the Board of Directors of the Employer, subject to the limitations set forth in Section 3.9, provided that the Board of Directors may determine that no Qualified Nonelective Contribution shall be made for a particular Plan Year, and provided further that the Board of Directors may authorize any additional Qualified Nonelective Contribution to be allocated among all Participants who are Nonhighly Compensated Employees equally, or according to the ratio that each such Participant's Elective Deferrals for the Plan Year bears to the total Elective Deferrals of all Participants who are Nonhighly Compensated Employees, or according to the ratio that each such Participant's Compensation bears to the total Compensation of all Participants who are Nonhighly Compensated Employees for the Plan Year. [9/9/88]

         Qualified Nonelective Contributions under this Section 3.4 may be made without regard to current or accumulated Net Profits.

         Qualified Nonelective Contributions shall be paid to the Trustees as soon as practicable after the end of the Plan Year, but in any event not later than the due date for the Employer's federal income tax return for the Fiscal Year which ends within such Plan Year, including extensions, and shall be allocated to the Salary Savings Accounts of Participants on whose behalf the contributions are made.

         (1/1/88)

3.5      VOLUNTARY CONTRIBUTIONS

         For Plan Years ending on or before December 31, 1987, a Participant may elect to make Voluntary Contributions to the Plan by executing an application authorizing the Employer to make regular payroll deductions of said Voluntary Contributions or by means of a lump sum payment to the Plan. The amount of such Voluntary Contributions shall be subject to the limitations of Section 3.9, and the aggregate of all amounts a Participant contributes shall not exceed ten (10%) percent of the total Compensation paid to him since he became a Participant in the Plan. Voluntary Contributions shall be allocated to the Voluntary Account of the Participant who' has made such contribution.

         (1/l/88)

3.6      ROLLOVER CONTRIBUTIONS

         An Employee may, with the consent of the Employer and the Trustees, contribute to the Plan cash as a Rollover Contribution from another qualified plan or individual retirement trust or annuity or retirement bond in accordance with Sections 402(a)(5), 403(a)(4), 408(d)(3) or 409(3)(C) of the Code. The Trustees shall maintain a separate Rollover Account under the Plan for each Rollover Contribution. All such contributions and the investments thereon shall immediately become and at all time remain fully vested in the Employee. Rollover Contributions shall not be taken into consideration in determining the limitations set forth in Section 3.9.

         (1/l/88)

3.7      FORFEITURES

         Any Forfeitures from Employer Contributions Accounts which have become available for distribution during a Plan Year shall be credited. to the Employer Contributions Accounts of those Participants who are entitled to share in the Employer's Profit Sharing Contribution for such Plan Year (regardless of whether a Profit Sharing Contribution has been made) and such amounts shall be allocated according to the ratio that each such Participant's Compensation for such Plan Year bears to the total Compensation of all such Participants for that Plan Year.

         Any Forfeitures from Matching Contributions Accounts which have arisen during a Plan Year shall be used to reduce the amount of Matching Contributions required to be made by the Employer under Section 3.3 for the Plan Year. In the event that the amount of such Forfeitures exceeds the amount of Matching Contributions so required, the excess shall be held in a suspense account to be used to reduce the amount of Matching Contributions required for any subsequent Plan Year. In the event that upon the termination of the Plan there is any amount then held in such suspense account, such amount shall be allocated among those Participants who have a balance in their Matching Contributions Accounts according to the ratio that the aggregate of each such Participant's Matching Contributions Account and Salary Savings Account bears to the aggregate of all Participants' Matching Contributions Accounts and Salary Savings Accounts, and such amounts shall be credited to such Matching Contributions Accounts, subject to Sections
         3.9 and 3.10. [12/9/88]

         (1/l/88)

3.8      INVESTMENT ADJUSTMENT

         The net earnings or losses of the trust fund shall be computed on a quarterly basis. The quarterly periods shall end each March 31, June 30, September 30 and December 31.

         The earnings allocated base will be updated to reflect distributions and contributions before earnings are allocated. At the end of each quarter, the net earnings and losses of the trust fund for that quarter shall be allocated to each of the individual accounts of Participants and Beneficiaries in proportion to their account balances as of the last day of such quarter except to the extent the provisions of Section
         8.4 of the Plan are applicable to any individual account.

         (1/l/88)

3.9      LIMITATIONS ON ALLOCATIONS AND CONTRIBUTIONS

         (a)      Maximum Annual Additions

                  All annual additions made under the provisions of this Article III within any Plan Year and with respect to any Participant shall not exceed the lesser of:

                  (i) Thirty thousand dollars ($30,000.00) multiplied by the Adjustment Factor or

                  (ii)     25% of the Participant's Compensation for such Plan
                           Year.

                  For Plan Years ending on or before December 31, 1986, the term "annual addition" shall mean the sum of (1) Employer contributions, plus (2) the lesser of one-half (1/2) of the Participant's Voluntary Contributions or such Participant's Voluntary Contributions in excess of six percent (6%) of his annual

                  Compensation, plus (3) Forfeitures. For Plan Years beginning after December 31, 1986, the term "annual addition" shall mean the amount allocated to a Participant's Account during the Plan Year that constitutes Profit Sharing Contributions, Elective Deferrals, Matching Contributions, Qualified Nonelective Contributions, Voluntary Contributions and Forfeitures.

                  In the event the limits of this Section 3.9(a) are exceeded, the provisions of Section 3.10(a) shall become effective.

                  (1/l/88)

         (b)      Maximum Elective Deferrals

                  The average actual deferral percentage for eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the greater of (i) or (ii) below:

                  (ii) the average actual deferral percentage for eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25, or

                  (ii) the average actual deferral percentage for eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the average actual deferral percentage for eligible Participants who are Highly Compensated Employees does not exceed the average actual deferral percentage for eligible Participants who are Nonhighly Compensated Employees by more than two percentage points or such lesser amount as the Secretary of the Treasury may prescribe by regulation.

                  For purposes of this Section 3.9(b) and Section 3.10(c), the following definitions shall be used:

                  (x) "actual deferral percentage" shall mean the ratio (expressed as a percentage) of Elective Deferrals and Qualified Nonelective Contributions on behalf of the eligible Participant for the Plan Year to the eligible Participant's Compensation for the Plan Year;

                  (y) "average actual deferral percentage" shall mean the average (expressed as a percentage) of the actual deferral percentages of the eligible Participants in a group; and

                  (z) "eligible Participant" shall mean any Participant who is authorized under the terms of the Plan to have Elective Deferrals or Qualified Nonelective Contributions allocated to his Salary Savings Account for the Plan Year.

                  For purposes of determining the actual deferral percentage of a Participant who is a Highly Compensated Employee, the Elective Deferrals, Qualified Nonelective Contributions and Compensation of such Participant shall include the Elective Deferrals, Qualified Nonelective Contributions and Compensation of Family Members, and such Family Members shall be disregarded in determining the actual deferral percentage for Participants who are Nonhighly Compensated

                  Employees.

                  The determination and treatment of the Elective Deferrals, Qualified Nonelective Contributions and actual deferral percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  In the event the limits of this Section 3.9(b) are exceeded, the provisions of Section 3.10(c) shall become effective.

                  (1/1/88)

         (c)      Maximum Employee Contributions and Matching Contributions

                  The average contribution percentage for eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the greater of (i) or (ii) below:

                  (i) The average contribution percentage for eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (ii) The average contribution percentage for eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the average contribution percentage for eligible Participants who are Highly Compensated Employees does not exceed the average contribution percentage for eligible Participants who are Nonhighly Compensated by more than two percentage points or such lesser amount as the Secretary of the Treasury may prescribe by regulation.

                  For purposes of this Section 3.9(c) and Section 3.10(d), the following definitions shall be used:

                  (x) "average contribution percentage" shall mean the average (expressed as a percentage) of the contribution percentages of the eligible Participants in a group;

                  (y) "contribution percentage" shall mean the ratio (expressed as a percentage), of the sum of the Voluntary Contributions and Matching Contributions under the plan on behalf of the eligible Participant for the Plan Year to the eligible Participant's Compensation for the Plan Year; and

                  (z) "eligible Participant" shall mean any Participant who is authorized under the terms of the Plan to have Voluntary Contributions or Matching Contributions allocated to his account for the Plan Year.

                  For purposes of determining the contribution percentage of an eligible Participant who is a Highly Compensated Employee, the Voluntary Contributions, Matching Contributions and Compensation of such eligible Participant shall include the Voluntary Contributions, Matching Contributions, and Compensation of Family Members, and such Family Members shall be disregarded in determining the contribution percentage for eligible Participants who are Nonhighly

                  Compensated Employees.

                  The determination and treatment of the contribution percentage of any eligible Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                  In the event the limits of this Section 3.9(c) are exceeded, the provisions of Section 3.10(d) shall become effective.

                  (1/l/87)

         (c)      Maximum Employee Contributions and Matching Contributions

                  The average contribution percentage for eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the greater of (i) or (ii) below:

                  (I) The average contribution percentage for eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (ii) The average contribution percentage for eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the average contribution percentage for eligible Participants who are Highly Compensated Employees does not exceed the average contribution percentage for eligible Participants who are Nonhighly Compensated by more than two percentage points or such lesser amount as the Secretary of the Treasury may prescribe by regulation.

                  For purposes of this Section 3.9(c) and Section 3.10(d), the following definitions shall be used:

                  (x) "average contribution percentage" shall mean the average (expressed as a percentage) of the contribution percentages of the eligible Participants in a group'

                  (y) "contribution percentage" shall mean the ratio (expressed as a percentage), of the sum of the Voluntary Contributions and Matching Contributions under the plan on behalf of the eligible Participant for the Plan Year to the eligible Participant's Compensation for the Plan Year; and

                  (z) "eligible participant" shall mean any Participant who is authorized under the terms of the Plan to have Voluntary Contributions or Matching Contributions allocated to his account for the Plan Year.

                  For purposes of determining the Contribution percentage of an eligible Participant who is a Highly Compensated Employee, the Voluntary Contributions, Matching Contributions and Compensation of such eligible Participant shall include the Voluntary Contributions, Matching Contributions, and Compensation of Family Members, and such Family Members shall be disregarded in determining the contribution percentage for eligible Participants ;who are Nonhighly

                  Compensated Employees.

         (d)      Limitations on Compensation

                  For Plan Years beginning after December 31, 1988, the Compensation of each Employee taken into account under this Plan shall not exceed $200,000.00 multiplied by the Adjustment Factor.

                  (1/l/88)

3.10     ALLOCATION OF EXCESS ALLOCATIONS AND CONTRIBUTIONS

         (a)      Excess Annual Additions

                  The following steps shall be taken when a Participant has received an allocation to his Participant Account in a given Plan Year which results in an annual addition that would exceed the limitations in 3.9(a) above:

                  (i) That portion of a Participant's Voluntary Contribution for that Plan Year which is a part of the annual additions shall be refunded to him to the extent necessary to reduce the annual addition to the allowable limits as set forth in Section 3.9(a) above.

                  (ii) If, after returning a Participant's Voluntary Contributions for that Plan Year as called for in (i) above, the limits of Section 3.9(a) are still exceeded, then the excess portion of the allocation of Profit Sharing Contributions and Forfeitures shall be reallocated to eligible Participants as a Forfeiture for the Year in the manner described in Section 3.7 of this Article III.

                  (iii) In the event that any Profit Sharing Contributions and/or Forfeitures may still be remaining subsequent to the procedures set forth in (ii) above, then such amounts shall be placed in a suspense account to be reallocated on the next succeeding Allocation Date in accordance with Section 3.7 of this Article III. In the event of termination of the Plan, the suspense account shall revert to the Employer to the extent it may not then be allocated to any Participant's account.

                  (iv) Notwithstanding any other provisions of this Plan, the Employer shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account if the date of contribution were on the. allocation date. if an allocation is made to such suspense account, it shall contain gains or losses. Any such gains shall be viewed as an annual addition at the time they are allocated to a Participant's Account.

                  (1/l/87)

         (b)      Excess Deferrals

                  In the event the aggregate elective deferrals of a Participant under one or more plans described in Sections 401(k), 408(k) or 403(b) of the Code exceed $7,000.00 for any taxable year of such Participant, the excess deferral amount for such year that the Participant allocates to this Plan and income allocable thereto shall be distributed no later than April 1 following the close of such taxable year, provided that the Participant gives written notice on or before March 1 following the close of the taxable year specifying the excess deferral amount allocated to this Plan and stating that if such amounts are not distributed, such excess deferral amount, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), or 403(b) of the Code, will exceed the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred. Notwithstanding a distribution under this
                  Section 3.10(b), any excess deferral amount allocated to this Plan shall be treated as an Elective Deferral for purposes of applying Section 3.9(b).

                  (1/l/88)

         (c)      Excess Contributions

                  The Plan Administrator may suspend, reduce or prohibit all Elective Deferrals made on behalf of Participants who are Highly Compensated Employees for any

                  Plan Year or part thereof, if the Plan Administrator in its discretion determines that such Elective Deferrals may result in an actual deferral percentage that exceeds the limits of
                  Section 3.9(b). In the event the limits of Section 3.9(b) are exceeded for any Plan Year, the excess contributions shall be treated as provided in (i) or (ii) below:

                  (i) At the Participant's written election, excess contributions and income allocable thereto shall be treated as an amount distributed to the Participant and than contributed by the Participant to the Plan, provided that such treatment does not cause the limitations of Sections 3.9(a) or 3.9(c) to be exceeded.

                  (ii) Except as otherwise elected in writing by a Participant pursuant to (i) above, excess contributions and income allocable thereto shall be distributed no later than the last day of the following Plan Year to Participants on whose behalf such excess contributions were made. Any distribution of excess contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the respective portions of the excess contributions attributable to each of such Employees.

                  The term "excess contributions" means, with respect to any Plan Year, the excess of (x) the aggregate amount of Elective Deferrals, Matching Contributions and Qualified Nonelective Contributions actually paid over to the Trustees on behalf of Highly Compensated Employees for such Plan Year, over (y) the maximum amount of such contributions permitted under the limitations of Section 3.9(b) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of actual deferral percentages beginning with the highest of such percentages).

                  (1/l/88)

         (d)      Excess Aggregate Contributions

                  In the event the limits of Section 3.9(c) are exceeded for any Plan Year, excess aggregate contributions and income allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan, or if not forfeitable, distributed no later than the last day of the following Plan Year to Participants to whose accounts such Voluntary Contributions or Matching Contributions were allocated. Any distribution of excess aggregate contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the respective portions of such amounts attributable to each of such Employees. Forfeitures of excess aggregate contributions may not be allocated to Participants whose contributions are reduced under this paragraph.

                  The term "excess aggregate Contributions means, with respect to any Plan Year, the excess of (x) the aggregate amount of contributions taken into account in computing the contribution percentage under Section 3.9(c) actually made on behalf of Highly Compensated Employees for such Plan Year, over (y) the maximum amount of such contributions permitted under the limitations of Section 3.9(c) (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages). The determination of the amount of excess aggregate contributions shall be made after first applying the provisions of Sections 3.10(b) and 3.10(c).

                  (1/l/87)

3.11     CONTRIBUTIONS FOR TOP-HEAVY PLAN YEARS

         For any Plan Year for which this Plan is deemed to be a Top-Heavy Plan under the provisions of Section 1.43 of the Plan, the following provisions shall apply:

         (a) The Employer shall contribute for each Participant who is not a Key Employee not less than three (3%) percent of such Participant's Compensation for the year, except as provided in
                  Section 3.11(b) below. For purposes hereof, any Participant who has not separated from service at the end of the Plan Year shall receive the minimum contribution provided for herein without regard to the number of hours worked during the Plan Year. [12/9/88]

         (b) The percentage referred to in Section 3.11(a) above for any year shall not exceed the percentage at which contributions are made under the Plan for such year the Key Employee for whom such percentage is the highest for the year. The determination of the percentage at which contributions are made for each Key Employee shall be made by dividing the contribution for such Employee by so much of his Compensation for the year as does not exceed $200,000.00 multiplied by the Adjustment Factor.

         (c)      The annual Compensation of each
                  Empl___________________________________ account under this
                  Plan shal_____________________________________________
                  $200,000.00 multiplied by the
                  Adjust______________________________________

         (1/l/88)

                                   ARTICLE IV

                 WITHDRAWALS PRIOR TO TERMINATION OF __________

4.1      WITHDRAWALS FROM VOLUNTARY ACCOUNTS

         A Participant may, at any time prior to the distribution of his Voluntary Account, elect to withdraw a cash amount equal to all or a specified portion of the value of such Account, including interest and earnings thereof. The minimum withdrawal shall be the total balance of the Voluntary Account or in increments of $500.00. The Participant's election to withdraw must be made in writing to the Plan Administrator and such request must specify the amount to be withdrawn from his Voluntary Account.

         Each such withdrawal shall be made as soon as practicable following the date the Plan Administrator receives from the Participant such written notice of withdrawal.

         (1/l/88)

4.2      RESUMPTION OF VOLUNTARY CONTRIBUTIONS

         Any Participant who makes a withdrawal in accordance with this Article shall be prohibited from making Voluntary Contributions for a period of twelve (12) months. The Participant may elect to resume Voluntary Contributions as of the first day of any month which succeeds the date of withdrawal by at least twelve (12) months. Election to resume payments must be made in writing to the Plan Administrator at least thirty-one (31) days prior to the first day of the month in which the Participant wishes the resumption to be made effective. Amounts withdrawn by a Participant may not be returned to this Plan.

4.3      WITHDRAWALS FROM EMPLOYER CONTRIBUTIONS ACCOUNT

         In no event shall a Participant be eligible to elect withdrawal of any monies from his Employer Contributions Account except upon his termination of employment with the Employer, at which time such withdrawal shall be subject to the terms of Article VII.

4.4      WITHDRAWALS FROM ROLLOVER ACCOUNT

         In no event shall a Participant be eligible to elect withdrawal of any monies from his Rollover Account except upon his termination of employment with the Employer. At any time, on or after a Participant's termination of employment, the Participant may elect, by written notice meeting the requirements set out in Section 7.1 hereof, to receive a lump sum distribution of his Rollover Account valued as of the Valuation Date coincident with or next following receipt of such notice. Such lump sum payment shall be made as soon as practicable after the date the Plan Administrator receives such written notice from the Participant. (8/22/86; 1/l/87)

4.5      WITHDRAWALS FROM SALARY SAVINGS ACCOUNT

         A Participant shall not be eligible to elect a withdrawal of any monies from his Salary Savings Account prior to his separation from service, except upon the earlier to occur of (a) attainment of age 59 1/2 by the Participant, or (b) termination of the Plan without the establishment of a successor plan, or (c) upon hardship of the Participant. Upon a Participant's separation from service with the Employer, whether by reason of death, disability, retirement or termination of employment,. distribution of the Participant's

         Salary Savings Account shall be subject to the provisions of Article VI or VII as the case may be. [9/9/88]

         For purposes of this Section 4.5, "hardship" shall be limited to such extraordinary circumstances as the Plan Administrator in its sole discretion shall determine, such as: unusual and uninsured medical expenses.. college educational expense, the construction, renovation or purchase of a principal residence, but generally excluding hardship attributable solely to layoff; provided, however, any distribution under this Section 4.5 shall not exceed the amount required to meet the immediate financial need created by the hardship and in making such determination the Plan Administrator shall take into account other financial resources available to the Participant (provided that similarly situated Plan Participants shall be treated in a uniform and nondiscriminatory manner). Hardship withdrawals under this Section 4.5 shall be limited to that portion of the Participant's Salary Savings Account that is attributable to his Elective Deferrals and shall not include any portion of such account that is attributable to income earned on such account after December 31, 1988. In addition, hardship withdrawals shall not include any portion of the Participant's Salary Savings Account that is attributable to Qualified Nonelective Contributions or qualified employer matching contributions (if any) or any income earned thereon. [12/9/88]

         All requests for distributions under this Section 4.5 shall be made in writing and delivered to the Plan Administrator thirty days prior to the end of any calendar quarter. Distributions under this Section 4.5 shall be made not later than 60 days following the close of the calendar quarter coinciding with or next following the delivery of the written request for withdrawal to the Plan Administrator. if the Participant is married, the spouse of the Participant must consent to any lump sum distribution in excess of $3,500.00. The spouse's consent must be in writing and must acknowledge the effect of the election. The spouse's signature must be witnessed by a Plan representative or a notary public. In determining the value of a Participant's Salary Savings Account for purposes of this Section, the Plan Administrator shall have the discretion to use either of the following values: (i) the value as of the most recent valuation, or (ii) the value as of the next valuation. [9/9/88]

         Any Participant who makes a withdrawal in accordance with this Section
         4.5 shall be prohibited from making Elective Deferrals for a period of twelve (12) months. The Participant may elect to resume Elective Deferrals as of the Entry Date which succeeds the date of withdrawal by at least twelve (12) months, provided that the Participant's Elective Deferrals for his taxable year immediately following the taxable year of the hardship withdrawal shall not exceed the limit set forth in
         Section 3.2 of this Plan decreased by the amount of the Participant's Elective Deferrals for the taxable year of the hardship withdrawal. An election to resume Elective Deferrals must be made in writing to the Plan Administrator at least thirty (30) days prior to the Entry Date on which the Participant wishes the resumption to be made effective. Amounts withdrawn by a Participant may not be returned to this Plan. [12/9/88]

         (1/l/88)

4.6      LOANS TO PARTICIPANTS

         The Plan Administrator may, subject to rules of uniform application, authorize the Trustees to make loans to any Participant who has authorized Elective Deferrals under Section 3.3, subject to the provisions of this Section 4.6.

         (a) The amount of any loan to a Participant, when added to the outstanding balance of all other loans from this Plan or a related plan, shall be limited as follows:

                  (i) If the present value of the Participant's vested interest in his Salary Savings Account and Matching Contributions Account is ten thousand ($10,000) dollars or less, then the limit shall be the amount of such vested interest;

                  (ii) If the present value of the Participant's vested interest in his Salary Savings Account and Matching Contributions Account exceeds ten thousand ($10,000) dollars, then the limit shall be the greater of ten thousand ($10,000) dollars or one-half of such vested interest, but not more than fifty thousand ($50,000) dollars. (9/9/88)

         (b) The minimum loan amount shall be $1,000 and may be in additional increments of $500. Written requests for a loan must be submitted to the Plan Administrator within sixty days prior to the beginning of any calendar quarter.

         (c) Any loan hereunder shall be evidenced by a valid promissory note, payable on a date or dates certain by payroll deduction, with interest at a rate to be established by the Plan Administrator with reference to the then current interest rates available from lending institutions in the Southern New Hampshire area. Unless the loan is to be used to acquire any dwelling unit which, within a reasonable time of the date of the loan, is to be used as a principal residence of the Participant, the promissory note shall provide that the loan is to be repaid within five (5) years. [9/9/88]

         (d) The Trustees may require such security for the loan as they deem reasonable; provided that, if the Participant's Account is to be used as security, the spouse of the Participant must consent in writing to the use of the account as security and such consent must be given at the time the security interest is entered into.

         (e) For purposes of this Section 4.6, the value of a Participant's Salary Savings Account and Matching Contributions Account shall be based on the value of such accounts as determined as of the date of the most recent preceding valuation or, in the discretion of the Plan Administrator, as of the date on which the loan is made.

         (1/l/88)

                                  ARTICLE IV-A

                              VALUATION OF ACCOUNTS

4A.1     ACCOUNTS

         The Plan Administrator shall create and maintain adequate records to disclose the interest in this Plan of each Participant and Beneficiary. Such records shall be in the form of individual accounts, including Employer Contributions Accounts, Matching Contributions Account, Salary Savings Accounts, Voluntary Accounts and Rollover Accounts, and credits and charges shall be made to such accounts in the manner described in this Article IV-A.

4A.2     ADJUSTMENT OF ACCOUNTS

         All Participant's Accounts shall be adjusted as of the last day of each calendar quarter to reflect transfer of funds, contributions, forfeitures and net earnings allocated, and withdrawals, distributions, forfeitures and losses debited, during or with respect to such quarter under the provisions of this Plan.

4A.3     VALUATION OF TRUST FUND

         As of each Determination Date and at such other times as may be requested by the Employer or the Plan Administrator, the Trustees shall determine the fair market value of the trust fund.

4A.4     ANNUAL STATEMENTS

         Not less frequently than annually, each Participant or Beneficiary shall be furnished a statement showing the value of his Participant's Account, including a breakdown by individual account.

(Article amended effective 1/l/88)

                                    ARTICLE V

                                     VESTING

5.1      FULL VESTING

         (a) A Participant shall be one hundred percent (100%) vested in his Voluntary Account, Rollover Account, and Salary Savings Account at all times.

         (b) A Participant's interest in his Employer Contributions Account shall become one hundred percent (100%) vested at the earliest of the following dates:

                  (i) For Plan Years ending on or before December 31, 1987, the date the Participant has completed ten (10) Years of Service with the Employer, or for Plan Years beginning after December 31, 1987, the date the Participant has completed five (5) Years of Service with the Employer; provided that, if the Participant has completed five (5) Years of Service on or before December 31, 1987 and is employed on that date, he shall become one hundred percent (100%) vested as of December 31, 1987;

                  (ii)     The date of the Participant's death;

                  (iii)    The date the Participant incurs a Disability;

                  (iv)     The Participant's Normal Retirement Age;

                  (v) The date of termination of this Plan or partial termination of this Plan with respect to the Participant as provided in Article XIII, or the date of complete discontinuance of Employer contributions as provided in Section 10.4.

         (c) A Participant's interest in his Matching Contributions Account shall become one hundred percent (100%) vested at the earliest of the following dates:

                  (i) The date the Participant has completed three (3) Years of Service with the Employer;

                  (ii)     The date of the Participant's death;

                  (iii)    The date the Participant incurs a Disability;

                  (iv)     The Participant's Normal Retirement Age;

                  (v) The date of termination of this Plan or partial termination of this Plan with respect to the Participant as provided in Article XIII.

         (1/l/88)

5.2      PARTIAL VESTING

         Prior to the date that the Participant's interest in his Employer Contributions Account or Matching Contributions Account becomes fully vested in accordance with Section 5.1, his current vested interest shall be determined in accordance with (a), (b) or (c) below:

         (a) For Plan Years ending on or before December 31, 1987, the following schedule shall apply with respect to Employer Contributions Accounts:

                                                       Vested Percentage of
                       Years of Service               Participant's Employer

                      With the Employer                Contributions Account
                      -----------------                ---------------------
                      Less than 4                                 0%
                                4                                40%
                                5                                50%
                                6                                60%
                                7                                70%
                                8                                80%
                                9                                90%
                               10 or more                       100%

         (b) For Plan Years beginning after December 31, 1987, the following schedule shall apply with respect to Employer Contributions Accounts:

                                                         Vested Percentage of
                       Years of Service                Participant's Employer
                      With the Employer                 Contributions Account
                      -----------------                 ---------------------
                      Less than 2                                 0%
                                2                                25%
                                3                                50%
                                4                                75%
                                5 or more                       100%

         (c) For Plan Years beginning after December 31, 1987, the following schedule shall apply with respect to Matching Contributions Accounts:

                                                         Vested Percentage of
                       Years of Service                Participant's Employer
                      With the Employer                 Contributions Account
                      -----------------                 ---------------------
                      Less than 1                                 0%

                                1                            33-1/3%
                                2                            66-2/3%
                                3 or more                       100%

         (1/l/88)

5.3      VESTING AFTER RECEIPT OF DISTRIBUTION

         In the event that a Participant receives a distribution from his Employer Contributions Account in accordance with the provisions of this Plan governing distributions prior to the date he is one hundred percent (100%) vested in such Account, then his vested interest in such Account on any date of determination subsequent to the date of distribution and prior to the date he ceases participation shall not be less than an amount ("X") determined by the formula:

            X =   P (AB + (R) (D)) - (R) (D), where

           AB = The Participant's Account Balance as of the date of determination

            D =   Amount of the distribution

            P = The Vested percentage applicable to the Participant as of the date of determination

            R = The ratio of the Account Balance as of the date of determination to the Account Balance after the distribution

5.4      VESTING FOR TOP-HEAVY PLAN

(a) In the event this Plan is deemed to a Top-Heavy Plan, a Participant's current vested interest in his Employer Contributions Account shall be determined in accordance with this Section 5.4 notwithstanding the foregoing provisions of this Article V.

(b) The following vesting schedule shall be applicable in lieu of the vesting schedule set out in Section 5.2(a), with respect to Plan Years ending on or before December 31, 1987:

                                                         Vested Percentage of
                       Years of Service                Participant's Employer
                      With the Employer                 Contributions Account
                      -----------------                 ---------------------
                      Less than 2                                 0%

                                2                                20%
                                3                                40%
                                4                                60%
                                5                                80%
                                6 or more                       100%

         (c) The vesting schedule set out in section 5.2(b) shall be applicable with respect to Plan Years beginning after December 31, 1987.

         (d) For purposes of this Section 5.4, Years of Service shall be determined under the applicable provisions of Sections 1.47,
                  2.2 and 2.3 of this Plan.

         (e) At such time as the Plan ceases to be a Top-Heavy Plan, the vesting schedule of Section 5.2 shall again become applicable in determining a Participant's vested interest in his Employer Contributions Account; provided, however, that no Participant's vested interest may be reduced hereunder; and provided further, that any Participant who has completed at least three (3) years of service at the time the Plan ceases to be a Top-Heavy Plan may elect to continue to have his vested percentage determined under the schedule set out in this Subsection 5.4.

         (1/l/88)

5.5      CREDITING YEARS OF SERVICE

         (a) Years of Service for purposes of determining a Participant's vested interest in this Plan, as defined in Section 1.47, shall be credited in accordance with the following provisions:

                  (1) All Years of Service of a Participant who has never incurred a Break in Service or who has incurred fewer than five (5) consecutive Breaks in Service shall be taken into account in determining his vested interest in his Employer Contribution Account and/or Matching Contributions Account.

                  (2)      In the case of a Participant who has incurred five
                           (5) or more consecutive Breaks in Service, and who has retained a vested interest in this Plan, separate accounts will be maintained for the Employer Contributions and Matching Contributions accrued prior to such Breaks and Employer Contributions and Matching Contributions accrued after such Breaks. Years of Service after such Breaks shall be disregarded for purposes of determining such Participant's vested interest in his preBreak Employer `Contributions Account and/or Matching Contributions Account, and all Years of Service shall be taken into account in determining his vested interest in his postBreak Employer Contribution Account and/or Matching Contributions Account.

                  (3) All Years of Service of an inactive or former Participant whose vested percentage in this Plan in accordance with this Article V is zero (0) shall be taken into account for purposes of determining such Participant's vested interest after reemployment with the Employer unless the number of his consecutive Breaks in Service equals or exceeds five (5), in which case prebreak service shall be disregarded.

         (1/l/88)

         (b) For purposes of determining whether a Participant has incurred a Break in Service, the following provisions shall apply in the case of any individual who is absent from work for any period by reason of the pregnancy of the individual, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

                  (1) The following hours shall be treated as Hours of Service under the Plan:

                           (i) the Hours of Service which otherwise normally would have been credited to such individual but for such absence, or

                           (ii) eight (8) hours per day of such absence, if the actual number of hours described in paragraph (i) cannot be determined;

                           except that the total number of hours treated as Hours of Service hereunder shall not exceed 501 hours.

                  (2)      The hours described in subsection
                           ______________________________ shall be treated as
                           Hours of Service _____________________________ the
                           Plan Year in which the absence
                           _____________________________ begins, if a
                           Participant would __________________________________
                           from incurring a Break in Service in
                           _____________________________ solely because the
                           period of absence _____________________________
                           treated as Hours of Service as provided in subsection
                           (1) above, or otherwise in the immediately following year.

                  (3) The Plan Administrator may require a Participant to provide reasonable evidence to establish that the absence from work is covered by these provisions and the number of days for which there was such an absence.

                  (1/l/85)

                                   ARTICLE VI

                DISTRIBUTION AT RETIREMENT, DEATH, OR DISABILITY

6.1      DISTRIBUTION AT RETIREMENT

         (a) A Participant shall, upon retirement on or after his Early Retirement Date (if applicable) or his Normal Retirement Date, be entitled to a distribution of his Participant Account as described in this section. The final value of the Participant Account shall be determined as of the Valuation Date coincident with or next following the applicable retirement date. (1/l/88)

         (b) Unless otherwise elected as provided in Section 6.4 below, the Plan benefit to be distributed to a Participant shall be paid in the form of a qualified joint and survivor annuity.

         (c) If a Participant elects to waive a benefit in the form described in paragraph (b) above, in accordance with the election procedures described in Section 6.4 below, he shall be entitled to receive a benefit in any one of the following forms or in a combination of any of the following forms:

                  (i) A single sum cash distribution equal to the total amount contained in his Participant Account;

                  (ii)     An annuity for the life of the Participant;

                  (iii)    A contingent annuitant annuity;

                  (iv)     A year certain and life annuity; or

                  (v)      A full cash refund annuity.

6.2      DISTRIBUTION UPON INCURRING DISABILITY

         If a Participant should become disabled prior to his Retirement Date, he may elect, in accordance with the procedure described in Section 6.4 below, to receive a distribution of benefits in any of' the forms described in Section 6.1 above at any time after the date he incurs the Disability. As of the Participant's Retirement Date, any amount then remaining in his Participant Account shall commence to be paid as a retirement benefit in accordance with Section 6.1 above.

6.3      DISTRIBUTIONS AT DEATH

         (a) The Beneficiary of a Participant who dies before benefits have commenced under this Plan shall be entitled to a death benefit based on the value of the Participant's account as of the actual date of distribution, to be paid in a single sum cash distribution.

         (b) In the case of a Participant's death after the commencement of a benefit under this Plan, any death benefit shall be payable in accordance with the particular form of annuity the Participant had elected.

6.4      NOTICES AND ELECTION PROCEDURES

         (a) At least nine (9) months prior to a Participant's Early or Normal Retirement Date, the Plan Administrator shall notify the Participant in writing of:

                  (i) the terms and conditions of a qualified joint and survivor annuity;

                  (ii) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit;

                  (iii)    the rights of a Participant's spouse; and

                  (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.

                  The Plan Administrator will also provide a Participant with a written explanation, in nontechnical language, of each of the forms of benefits described in Section 6.1(c) above, and the financial consequences and legal ramifications, if any, contained therein, at the same time as the said notice concerning the qualified joint and survivor annuity is given.

         (b) A Participant may elect to waive a benefit in the form of a qualified joint and survivor annuity, provided that the waiver must be in writing and must be consented to by the Participant's spouse. The spouse's consent must acknowledge the effect of the election and must be witnessed by a Plan representative or notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver signed only by the Participant will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed qualified election, the designated spouse. Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of waivers or revocations shall not be limited.

         (c) The election to waive a qualified joint and survivor annuity must be made within the ninety (90) day period ending on the date the Participant's benefits would commence.

6.5      DEFINITIONS AND APPLICATION

         (a) As used in this Article VI, the following terms have the meanings set out below:

                  (i) Qualified Joint and Survivor Annuity: An annuity for the life of the Participant with a survivor annuity for the life of the spouse which meets the requirements of Section 1.38 above, and which is the amount of the benefit which can be purchased with the Participant's vested account balance. A qualified joint and survivor annuity for an unmarried Participant is an annuity for the life of the Participant. [12/9/88]

                  (ii) Spouse: The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse of a surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

         (b) The provisions of Section 6.1 relating to qualified joint and survivor annuities shall apply to any Participant who is credited with at least one (1) Hour of Service on or after August 23, 1984.

         (c) A Participant who is living, who has been credited with at least one (1) Hour of Service on or after September 2, 1974, who separated from service before August 23, 1984 and who has not commenced receiving benefits, may elect to have the provisions of Section 6.1 apply to him and his spouse.

         (d) A Participant who is living, who has been credited with at least one (1) Hour of Service in a Plan Year beginning on or after January 1, 1976, who separated from service before August 23, 1984 having at least ten (10) years of service under the Plan, and who has not commenced receiving benefits, may elect to have the provisions of Section 6.1 apply to him and his spouse.

         (e) An election under either subsection (c) or (d) may be made within the period beginning on August 13, 1984 and ending on the earlier of the date benefits would commence or the date of the Participant's death. Notice of the right to make such election shall be provided in accordance with applicable rules and regulations.

(Article amended 1/l/85)

                                   ARTICLE VII

                            TERMINATION OF EMPLOYMENT

7.1      TERMINATION DISTRIBUTIONS

         Upon the termination of the Participant's employment with the Employer prior to his Retirement Date, other than by reason of his incurring a Disability or his death, the Participant's vested interest in each of his Accounts shall be determined, as of his date of termination of employment, in accordance with Article V hereof. Distribution of the Participant's vested interest in his Accounts (valued as of the Valuation Date next prior to the actual distribution commencement date) shall be made in accordance with (a) , (b) or (c) as follows:

         (a) Before Retirement Date: The Participant may elect, by written notice meeting the requirements set out below to the Plan Administrator, to receive a lump sum distribution equal to his vested interest in his Employer Contributions Account at any time after he has incurred a one year Break in Service during a Vesting Computation Period (determined without regard to the provisions of Section 5.5(b)) and prior to his Retirement Date; provided, however, that such election may be made at any time on or after a Participant's date of termination of employment if his interest in such Account is fully vested. The Participant may make such election with respect to his Salary Savings Account, Matching Contributions Account, Voluntary Account and Rollover Account at any time on or after his date of termination of employment. Such lump sum cash payment shall be made as soon as practicable after the Valuation Date following the later of (i) the date the Participant becomes eligible to receive such payment or (ii) the date the Plan Administrator receives from the Participant such written notice. [9/9/88]

         (b) At Social Security Retirement: A Participant who otherwise does not qualify for Early or Normal Retirement under the Plan, but who has attained age sixty-two (62) and is actually retiring under the provisions of the Social Security Act, may elect to receive a lump sum distribution equal to his vested interest in his Participant Account, by giving written notice meeting the requirements set out below to the Plan Administrator that he meets the conditions of this section and that he does not intend to seek future employment with the Employer. Such lump sum payment shall be made as soon as practicable after the Valuation Date following the date the Plan Administrator receives such written notice.

         (c) At or After Retirement Date: If, as of the Participant's Retirement Date, any amount shall then be remaining in his Participant Account, distribution of said amount shall automatically be made to such Participant (provided he is then living) as of such Retirement Date. Payment at Retirement Date shall be in any method described in Section 6.1 hereof as shall be chosen by the Participant.

         Any election to receive a lump sum distribution must be in writing and signed by the Participant. If the Participant is married, the spouse of the Participant must consent to any lump sum distribution in excess of $3,500.00. The spouse's consent must be in writing and must acknowledge the effect of the election. The spouse's signature must be witnessed by a Plan representative or a notary public.

         Notwithstanding the foregoing, if the value of the vested interest of the Participant in his Participant's Account upon retirement or termination of employment is three thousand five hundred ($3,500.00) dollars or less, the Plan Administrator may direct the distribution of such amount as a lump sum cash payment to the Participant, whether or not the Participant has filed a written election under this Section
         7.1. [9/9/88]

         (1/l/88)

7.2      TERMINATION FORFEITURES

         A Participant whose employment with the Employer is terminated as described in Section 7.1 of this Article, and who has not received a distribution of the vested portion of his Employer Contributions Account and/or Matching Contributions Account, shall forfeit the value of that portion of his Employer Contributions Account and/or Matching Contributions Account in which he was not vested at the date of his termination of employment as of the Valuation Date coincident with or next following the date he incurs five (5) consecutive Breaks in Service after such termination of employment. A Participant who has received a distribution of the vested portion of his Employer Contributions Account and/or Matching Contributions Account under
         Section 7.1 shall forfeit the value of the portion of his Employer Contributions Account and/or Matching Contributions Account in which he was not vested at the date of his termination of employment as of December 31 of the Plan Year in which such distribution was made, provided that such forfeited amounts may be reinstated as provided in
         Section 7.3 of this Article. Except as provided in Article XII hereof, any amounts so forfeited by Participants shall be allocated to remaining Participants in accordance with Section 3.4 of Article III. [9/9/88]

         If the Participant's employment with the Employer is terminated as described in Section 7.1 of this Article, and he subsequently resumes employment with the Employer prior to receiving a distribution of his vested interest in his Employer Contributions Account and/or Matching Contributions Account, the then current value of the nonvested portion of his Employer Contributions Account and/or Matching Contributions Account shall not be forfeited on account of such termination of employment and shall continue to be maintained in said Employer Contributions Account and/or Matching Contributions Account.

         (1/l/88)

7.3      REPAYMENT TO REINSTATE FORFEITED AMOUNTS

         (a) A former Participant who has received a distribution from the Plan pursuant to Section 7.1(a) or 7.1(b), and who resumes employment with the Employer prior to incurring five (5) consecutive Breaks in Service, shall have reinstated that portion of his Employer Contribution Account and/or Matching Contributions Account which was forfeited under Section 7.2 upon repayment by the Participant of the full distribution made to him. Such repayment must be made before the end of a period of five (5) consecutive Breaks in Service after the distribution.

         (b) The amount to be credited to the Participant's Employer Contribution Account and/or Matching Contributions Account upon repayment shall not be less than the balance of the Participant's Employer Contribution Account and/or Matching Contributions Account at the time of distribution, including both the amount distributed and the nonvested amount, unadjusted by any subsequent gains or losses.

         (c) In the event that the Participant elects not to make the repayment described in subsection (a) above, the forfeited amounts shall not be taken into account in computing his accrued benefit under this Plan. [9/9/88]

         (1/l/88)

                                  ARTICLE VIII

              TRUSTEE RESPONSIBILITY AND INVESTMENT OF TRUST FUNDS

8.1      APPOINTMENT AND TENURE OF TRUSTEES

         The Employer may name either individual or corporate Trustees, provided that there shall be at least two Trustees so long as any individual is serving as Trustee. Any Trustee may resign by notice in writing mailed or delivered to the Employer. The Employer shall have the power to remove a Trustee. A Trustee shall cease to be such upon death or upon removal by the Employer.

         (1/l/87)

8.2      BASIC RESPONSIBILITIES OF TRUSTEE

         The Trustees are hereby empowered, in addition to such other powers as are set forth herein or conferred by law:

         (a) Consistent with the funding policy established by the Employer, to invest, manage and maintain custody of the trust assets;

         (b) At the direction of the Plan Administrator, to distribute benefits to the Participants or their Beneficiaries as required under the terms of the Plan; and

         (c) To maintain records of receipts and disbursements on behalf of the trust fund and to furnish the Employer and/or Plan Administrator with information required under the provisions of this Plan.

         (1/l/87)

8.3      POWERS AND DUTIES OF TRUSTEE

         In carrying out the Plan's funding policy as established by the Employer, and except as directed by the Participants (as hereinafter provided), the Trustee is empowered:

         (a) To invest and reinvest such part of the Trust Fund as in their sole judgment is advisable and is not required for current expenditures.

         (b) To sell, exchange, lease, convey, or dispose of any property, whether real or personal, at any time forming a part of the Trust Fund upon such terms as they may deem proper' and to execute and deliver any and all instruments of conveyance and transfer in connection therewith.

         (c) To consent to or participate in dissolutions, reorganizations, consolidations, mergers, sales, leases, mortgages, transfers, or other changes, affecting property or money held by them and to pay assessments, subscriptions, or other charges in connection therewith.

         (d) To enter into any and all contracts, Group Annuity Contracts, and agreements for carrying out the terms of this Plan and for the administration of the Trust Fund and to do all acts as they, in their discretion, may deem necessary or advisable, and such contracts and agreements and acts shall be binding and conclusive on the parties hereto and on the Employees involved.

         (e) To keep property and securities registered in the name of the Trustee or in the name of nominee or nominees or in unregistered or bearer form.

         (f) To keep money, property or securities of the Trust Fund in the custody of a bank.

         (g) To establish and accumulate as part of the Trust Fund a reserve or reserves, adequate, in the opinion of the Trustees, to carry out the purpose of the Plan.

         (h) To hold uninvested such part of the Trust Fund as reasonably needed for current purposes.

         (i) To pay out of the Trust Fund all real and personal property taxes, income taxes and other taxes of any and all kinds levied or assessed under existing or future laws upon or in respect to the Trust Fund or any money, property or securities forming a part thereof.

         (j) To do all acts, whether or not expressly authorized herein, which the Trustees may deem necessary or proper for the protection of the property held hereunder.

         (k) To acquire and hold qualifying employer real property and/or qualifying employer securities, as defined in Section 407 of ERISA, whether or not the aggregate fair market value of such property and/or securities exceeds ten (10%) percent of the fair market value of the assets of the Plan. (12/31/84)

         (1/l/87)

8.4      DIRECTED INVESTMENTS BY PARTICIPANTS

         Participants shall be permitted to direct the Trustee in writing as to the investment of their Salary Savings Accounts and Matching Contributions Accounts in increments of twenty-five percent (25%) of such Accounts in accordance with the investment alternatives offered by the Trustee. Information concerning available investment alternatives will be provided by the Trustee to all Participants who are eligible to direct the investment of their accounts under this Section 8.4. A Participant may change investment directives quarterly, by giving written notice to the Trustees.

         Upon giving such direction to the Trustee, that portion of the Participant's Salary Savings Account and Matching Contributions Account to which such direction applies shall be segregated from the remainder of the trust fund, shall be invested in accordance with such directive, shall be credited or charged with the gains and losses resulting from such directed investment, and such gains or losses shall not be considered in determining gains or losses of the remainder of the trust fund. No Participant shall be deemed a Plan Fiduciary by reason of giving investment directives hereunder, and no person who is otherwise a Plan Fiduciary shall be liable for any loss attributable to such directed investments, or for any result of a Participant's exercise of control over the investment of his accounts which would otherwise constitute a breach of fiduciary responsibility.

         (1/l/88)

8.5      AUTHORITY

         The Trustees may delegate to any one of their number authority to sign documents on behalf of the Trustees, or to perform ministerial acts, but no person to whom such authority is delegated shall perform any act involving the exercise of any discretion without first obtaining the concurrence of the other Trustee or Trustees, even though he alone may sign any document required by third parties. If at any time there shall be less than two (2) Trustees, the remaining Trustee shall have authority to act. In the event the Trustees are unable to agree on any matter, the decision of a majority of the Trustees shall control; or if the Trustees are evenly divided upon such matter, the Board of Directors of the Employer shall decide the issue; and the Trustees shall take such action as shall be in accordance therewith.

8.6      PARTICIPATION

         No Trustee shall be precluded from becoming a Participant of this Plan if he would be otherwise eligible, he shall not be entitled to vote or act upon, or sign any documents relating to, his own participation under the Plan. In the event that there is only one Trustee hereunder, the Board of Directors of the Employer shall make all decisions and take all action with respect to his participation hereunder.

8.7      DISCRETION

         Wherever in this Plan discretionary powers are given to the Trustees, it shall be understood that the Trustees shall have complete discretion, and their decisions shall be binding upon all parties. The Trustees shall exercise their discretion in a nondiscriminatory manner.

8.8      DISPUTES

         In the event that any dispute shall arise as to any act to be performed by the Trustees, the Trustees may postpone the performing of such act until actual adjudication of such dispute shall have been made in a court of competent jurisdiction.

8.9      RECORDS

         The Trustees shall keep records which shall show the operation of the Trust Fund. Any Participant may demand a copy of the Trustee's records with respect to his own participation, but shall have no right to inquire with respect to other persons. The Employer may at any time inspect the records of the Trustee.

8.10     ACCOUNTS

         The Trustees may from time to time file with the Employer a statement of accounting of their acts hereunder and the Employer may enter into an agreement approving and allowing the same, and any such agreement shall be final, binding and conclusive on all persons and parties hereto or claiming any interest hereunder, and shall be a full discharge and acquittance of the Trustee with respect to the matters set forth in such statement or accounting. This shall not, however, deprive the Trustees of the right to have a judicial settlement of their accounts if they so desire.

8.11     TAXES

         The Trustees shall deduct from and charge against the Trust Fund any taxes paid by them, which may be imposed upon the Trust Fund or the income thereof, or which the Trustees are required to pay, upon or with respect to the interest of any person therein.

8.12     EXPENSES

         The Employer agrees to pay the reasonable expenses of the Trustee in the administration of the Trust Fund including reasonable legal expenses.

8.13     COMPENSATION

         The Trustees shall receive for their services as Trustees hereunder the compensation which the Employer may from time to time agree to pay from its own funds to the Trustees, provided that no full-time Employee who may be serving as Trustee shall be compensated for such service.

8.14     VACANCIES

         Vacancies of the Trustees shall be filled by the Employer. The appointment of a successor shall become effective upon acceptance in writing of such appointment by the successor Trustee.

8.15     EMPLOYER'S RECORDS

         The Trustees may inspect the records of the Employer whenever such inspection shall be reasonably necessary in order to determine any fact pertinent to the performance of their duties under this Plan.

8.16     ERISA

         In all matters involving the investment and administration of the Trust Fund, the Trustees shall be obligated to act in a prudent manner to be consistent with ERISA.

                                   ARTICLE IX

                                 ADMINISTRATION

9.1      ALLOCATION OF RESPONSIBILITY

         The Employer, Trustees, Plan Administrator and Plan Fiduciary shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan. In general, the Employer shall have the sole responsibility for making the payment required in accordance with Sections 3.1. The Plan Administrator shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan. The Plan Fiduciary shall have responsibility for the investment and general disposition of Plan and Trust Fund assets. The Employer, Plan Administrator and Plan Fiduciary shall each warrant that any directions given, information furnished or any action taken shall be in accordance with the provisions of this Plan authorizing or providing for such direction, information or action.

9.2      APPOINTMENT OF PLAN ADMINISTRATOR

         The Plan shall be administered by the Plan Administrator who shall be appointed by and serve at the discretion of the Employer. The Plan Administrator may be an Employee who shall not be precluded from participating in this Plan, but he shall not receive compensation with respect to his services as Plan Administrator, nor shall he be permitted to make any decision or take any action with respect to his own participation in the Plan.

9.3      CLAIMS PROCEDURE

         The Plan Administrator shall make all determinations as to the right of any person to a benefit. Any denial by the Plan Administrator of the claim for benefits to a Participant, former Participant or Beneficiary under the Plan shall be stated in writing by him and delivered or mailed to the Participant, former Participant or Beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of his ability in a manner that may be understood without legal or actuarial counsel.

         Any person whose claim has been denied shall have the opportunity to appeal such denial by written notification to the Plan Administrator within sixty (60) days following receipt of such written denial. Within sixty (60) days following receipt of such written appeal, the Plan Administrator shall transmit written notification of its decision regarding the' appeal to said person provided, however, that if the Plan Administrator determines a hearing shall be necessary, such sixty
         (60) day period shall be extended for one hundred twenty (120) days.

9.4      RECORDS AND REPORTS

         The Plan Administrator shall exercise such authority and responsibility as he deems appropriate in order to comply with ERISA, and governmental regulations issued thereunder relating to records of Participant' s service, Retirement Benefits and the percentage of such Benefits which are nonforfeitable under the Plan; notifications to Participants; periodic registration with the Internal Revenue Service; annual reports to the Department of Labor; and applicable reports to the Pension Benefit Guaranty Corporation.

9.5      POWERS AND DUTIES OF THE PLAN ADMINISTRATOR

         The Plan Administrator shall have such duties and powers as may be necessary to discharge his duties hereunder, including, but not limited to the following:

         (a) To construe and interpret the Plan, decide all questions of eligibility and determine the amount and time of payment of any benefits hereunder;

         (b) To prescribe procedures to be followed by Participants, Former Participants or Beneficiaries in filing applications for benefits;

         (c) To prepare and distribute, in such manner as he determines to be appropriate, information explaining the Plan;

         (d) To receive from the appropriate sources such information as shall be necessary for the proper administration of the Plan;

         (e) To receive, review and keep on file (as he deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the assets from the Plan Fiduciary;

         (f) To appoint or employ individuals to assist in the administration of the Plan and any other agents he deems advisable, including legal counsel.

         The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

9.6      RULES AND DECISIONS

         The Plan Administrator may adopt such rules as he deems necessary, desirable, or appropriate. All rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation. The Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, or the legal counsel of the Employer, or the Plan Fiduciary.

9.7      AUTHORIZATION OF BENEFITS PAYMENTS

         The Plan Administrator shall issue directions to the appropriate party concerning the payment of all benefits which are to be paid from the assets of the Plan, and warrants that all such directions are in accordance with the provisions of this Plan.

9.8      APPLICATION AND FORMS FOR BENEFITS

         The Plan Administrator may require a Participant or Beneficiary to complete and file with him an application for benefits and all other forms approved by him and furnish all pertinent information requested by him. The Plan Administrator may rely upon all such information so furnished him, including the Participant's or Beneficiary's current mailing address.

9.9      FACILITY OF PAYMENT

         Whenever, in the Plan Administrator's opinion, a person entitled to receive any benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator may cause payments otherwise payable to such person to be made to such person's legal representative or to a relative or friend of such person for his benefit. Any payment of benefit in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of this Plan.

                                    ARTICLE X

                                  MISCELLANEOUS

10.1     NONGUARANTEE OF EMPLOYMENT

         Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

10.2     RIGHTS OF EMPLOYEES AND BENEFICIARIES

         No Employee or Beneficiary shall have any right to interest in any assets of the Plan upon termination his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee or Beneficiary out of such assets. All payments of benefits as provided for in this Plan shall be made solely out of Trust Fund assets.

10.3     NONALIENATION OF BENEFITS

         Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Plan assets shall not in any manner be liable for, or subject to the debts, contracts liabilities, engagements or torts of any person entitled to benefits hereunder. Nothing herein shall be construed as preventing the assignment of all or part of a Participant's interest in this Plan pursuant to a qualified domestic relations order which meets the requirements of Sections 401(a)(13) and 414(p) of the Code. (1/l/85)

10.4     DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS

         In the event of complete discontinuance of contributions to the Plan by the Employer, within the meaning of Section 411(d) of the Code and the related regulations, the accounts of all Participants shall, as of the date of such discontinuance, become fully vested.

10.5     NO REVERSION IN EMPLOYER

         The Employer has no beneficial interest in the Plan assets and no part of the Plan assets shall ever revert or be repaid to the Employer, directly or indirectly, except that if the Internal Revenue Service initially determines that the Plan does not meet the requirements of
         Section 401(a) of the Internal Revenue Code, any assets attributable to contributions made by the Employer under the Plan shall be returned to the Employer within one calendar year of denial of qualification of the Plan.

10.6     JURISDICTION

         This Plan shall be construed in accordance with the laws of the jurisdiction of the Commonwealth of Massachusetts except to the extent to which said laws are superseded by Federal Law.

10.7     TIMING OF DISTRIBUTIONS

         (a) The distribution of any benefits under this Plan shall begin, unless otherwise' elected by the Participant, no later than the sixtieth (60th) day after the latest of the close of the Plan Year in which (i) the Participant attains age sixty-five
                  (65), (ii) occurs the tenth (10th) anniversary of the time the Participant commenced participation in the Plan, or (iii) the Participant terminates his employment with the Employer.

         (b) Any distribution to be made due to a Participant's termination of employment prior to his Normal Retirement Date shall begin no later than the sixtieth (60th) day following the date he has incurred five (5) consecutive Breaks in Service for vesting computation purposes, unless the Participant otherwise elects to defer payment to a date specified in the preceding Subsection (a). (1/l/85)

         (c)      The entire interest of a Participant either:

                  (i) will be distributed to him not later than April 1 of the calendar year following the calendar year in which he attains age seventy and one-half (70-1/2) (hereinafter, the "required date"), or

                  (ii) will be distributed, commencing not later than such required date, (i) in accordance with regulations prescribed by the Secretary of the Treasury, over the life of such Participant or over the lives of such Participant and a designated beneficiary or (ii) in accordance with such regulations, over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and a designated beneficiary.

         (1/l/87)

         (d) If distribution of a Participant's interest has begun in accordance with subsection 10.7(c)(ii) above and the Participant dies before his entire remaining is distributed to him, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of his death.

         (e) If a participant dies before the distribution of his interest has begun in accordance with subsection 10.7(c)(ii) above, the entire interest of the Participant will be distributed in accordance with the following provisions:

                  (i) Any portion payable to or for the benefit of a designated beneficiary will be distributed in accordance with applicable regulations over the life of such designated beneficiary, or over a period not extending beyond the life expectancy of such beneficiary, beginning not later than one year after the date of the Participant's death; or

                  (ii) Any portion payable to or for the benefit of a designated beneficiary who is the surviving spouse of the Participant will be distributed as provided in the preceding clause (i) beginning not later than the date on which the Participant would have attained age seventy and one-half (70-1/2); provided that if the surviving spouse dies before the distributions to such spouse begin, this subsection 10.7(f) to such shall be applied as if the surviving spouse were the Participant; or

                  (iii) If neither of the preceding clauses (i) and (ii) apply, the entire interest of the Participant will be distributed within five (5) years after the death of such Participant.

10.8     BENEFICIARY DESIGNATIONS

         (a) Except as provided in subsection (b) below, the Participant shall have the unrestricted right to designate, and to rescind or change any designation of, a primary and contingent Beneficiary or Beneficiaries to receive any benefit due in the event of his death. Each such rescission or change of Beneficiary(ies) must be made in writing to the Plan Administrator and must be signed by the Participant. If there is no designated Beneficiary living when the death benefit becomes payable or if no such designation of Beneficiary is on file with the Plan Administrator, or if in the sole discretion of the Plan Administrator such designation is effective, any death benefit due will be paid to any one or more of the surviving members of the Participant's relatives in the following order of preference:

                  (i)      to his spouse;

                  (ii)     in equal shares to his children;

                  (iii)    to his parents; or

                  (iv)     to his estate.

         (b) If a Participant who is married wishes to designate a primary Beneficiary who is not the spouse of such Participant, such designation shall not be effective unless the spouse of such Participant consents in writing to such designation. The written consent of the spouse must acknowledge the effect of such consent, and must be witnessed by a plan representative or a notary public. Any consent by a spouse hereunder shall be effective only with respect to that spouse.

         (1/l/85)

10.9     BENEFITS OF LOST PARTICIPANTS

         The provisions of this Section 10.9 shall apply in the event a Participant or Beneficiary fails to file an application for benefits, or in the event of the termination of the Plan or other event requiring distribution of a benefit or other Plan assets to a Participant or Beneficiary, if the Participant or Beneficiary cannot be located.

         (a) The Plan Administrator shall give written notice to each Participant at his last known address of his right to receive a distribution under the Plan, within a reasonable time after the happening of the event giving rise to the right to receive the distribution.

         (b) If the Participant cannot be located in this manner, the account of such Participant shall continue to be held in a Participant Account under the Plan until the occurrence of an event described in any of Sections 10.9(c), (d) or (e) following.

         (c) If proof of death of the Participant satisfactory to the Plan Administrator is received by the Plan Administrator, the benefit or other distribution shall be paid to the Participant's Beneficiary.

         (d) If the Plan is terminated prior to distribution of the benefit or other amount due, the Plan Administrator shall establish an interest-bearing custodial account for the benefit of the Participant or his Beneficiary in a federally-insured bank, savings and loan association, or credit union, into which the Participant's account balance shall be deposited. Such account shall be held in trust for the benefit of the Participant or his Beneficiary.

         (e) If no claim is made by a Participant or his Beneficiary within ten (10) years of the date the Participant became entitled to receive a benefit or other distribution, the benefit payable to or account balance of such Participant shall be forfeited;

                  provided that such forfeited benefit or amount shall be reinstated in the event a valid claim for such amount is subsequently made by the Participant or his Beneficiary. Any forfeiture hereunder shall be treated as a Forfeiture under
                  Section 3.1 of the Plan for the year in which it occurs.

         (1/1/85)

                                   ARTICLE XI

                        AMENDMENTS AND ACTION BY EMPLOYER

11.1     AMENDMENTS

         The Employer reserves the right to make from time to time any amendment or amendments to this Plan which do not cause any part of the assets of the Plan to be used for, or diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries; provided, however, that the Employer may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with the requirements of the Internal Revenue code or of any other pertinent provision of Federal or State law, or any regulation or ruling of any duly constituted authority in connection therewith.

11.2     ACTION BY EMPLOYER

         Any action by the Employer under this Plan may be made by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

                                   ARTICLE XII

             SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS

12.1     SUCCESSOR EMPLOYER

         In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Employer under the Plan and Trust Agreement.

12.2     PLAN ASSETS

         In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the Trust Fund assets and liabilities of the Plan to another plan of deferred compensation maintained or to be established for the benefit of all or some of the

         Participants of this Plan, the Trust Fund assets applicable to such Participants shall be transferred to the other plan only if:

         (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

         (b) resolutions of the Board of Directors of the Employer under this Plan, or of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants its resolutions shall include an assumption of liabilities with respect to such Participant's inclusion in the new employer's plan; and,

         (c) such other plan is qualified under Section 401(a) and 501(a) of the Internal Revenue Code.

                                  ARTICLE XIII

                                PLAN TERMINATION

13.1     RIGHT TO TERMINATE

         In accordance with the procedures set forth in this Article, the Employer may terminate the Plan at any time. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall terminate and the Plan and Trust Fund assets shall be liquidated unless the Plan is continued by a successor to the Employer in accordance with Section 12.1.

13.2     PARTIAL TERMINATION

         Upon termination of the Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Plan Administrator shall allocate and segregate for the benefit of the Employees then or theretofore employed by the Employer with respect to which the Plan is being terminated the proportionate interest of such Participants in the Plan and Trust Fund assets. The assets so allocated and segregated shall be used by the Plan Administrator to pay benefits to or on behalf of Participants in accordance with Section 13.3.

13.3     LIQUIDATION OF THE PLAN

         Upon termination or partial termination of the Plan, the accounts of all Participants affected thereby shall become fully vested, and the Plan Administrator shall, subject to the provisions of the immediately following paragraph, cause the assets remaining in the Trust Fund (including any Forfeitures which shall not have been allocated) to be allocated and distributed to the remaining Participants and Beneficiaries in proportion to their respective account balances.

         In the event that any service charges assessed under this Plan are due and unpaid as of such Plan termination date, the payment of such charges shall be satisfied by deducting a pro rata share of the amount remaining to be paid from each Participant's Employer Contributions Account.

13.4     MANNER OF DISTRIBUTION

         To the extent that no discrimination in value results, any distribution after termination of the Plan may be made, in whole or in part, in cash, in securities or in nontransferable annuity contracts, as the Plan Administrator (in his discretion) may determine. All noncash distributions shall be valued at fair market value at date of distribution.

                                   ARTICLE XIV

                       DISCHARGE OF DUTIES BY FIDUCIARIES

      The Employer, Plan Administrator, Plan fiduciary and any other person who, by reason of his involvement in and under this Plan and Trust Agreement shall be deemed to be a fiduciary within the meaning of Title I, Section 3 (21) of ERISA, shall discharge their Plan and Trust related duties and responsibilities solely in the interest of the Participants and their Beneficiaries and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Any provision in any agreement or other plan document which has the effect of relieving said fiduciaries from responsibility for acts within the discretionary authority of such persons are hereby deleted and cancelled.

                                 TRUST AGREEMENT
                              FORMING A PART OF THE
                 HADCO CORPORATION PROFIT SHARING PLAN AND TRUST
                         AS AMENDED AND RESTATED THROUGH
                                 JANUARY 1. 1988

                       ARTICLE ONE -- PRELIMINARY MATTERS

      1.1 NAME. This Trust Agreement is supplemental to and forms a part of the Trust embodied in the Hadco Corporation Profit Sharing Plan and Trust as amended and restated through January 1, 1988. The Trust shall be known as the Hadco Corporation Profit Sharing Trust, and is referred to in this Agreement as the Trust.

      1.2 ACCOUNTING YEAR. The accounting year of the Trust shall be the same as the Plan Year.

      1.3 EFFECTIVE DATE. The Effective Date of this Trust Agreement is January 1, 1988.

      l.4 DEFINITIONS. Any term used in this Trust Agreement which is defined in the Hadco Corporation Profit Sharing Plan and Trust shall have the meaning set forth in such Plan. unless the context clearly indicates otherwise.

      1.5 TRUSTEE. The person or persons appointed to serve hereunder in accordance with Article VIII of the Plan. For convenience, this document shall use the masculine singular pronoun to refer to the Trustee or Trustees who are currently serving in that capacity.

      1.6 EMPLOYER. Hadco Corporation (hereinafter referred to as the
"Employer").

                       ARTICLE II -- RESPONSIBILITIES AND
                         STANDARD OF CONDUCT FOR TRUSTEE

      2.1 GENERAL DUTIES. It shall be the duty of the Trustee to receive and hold as the trust fund such funds or other property as comprise the assets of the Trust and which are transferred to him from predecessor Trustees or which are paid to him by the Employer as contributions under the Plan; to manage, invest and reinvest the trust fund held hereunder in accordance with the provisions of this Trust; to collect the income of such trust fund; and to make payments and transfers from the trust fund upon the direction of the Plan Administrator. The Trustee shall not be under any duty to compute the amount of contributions required to be paid by the Employer or to take any steps to collect such amounts as may be due to him under the Plan. The Trustee shall be responsible only for the investment and safekeeping of the trust fund transferred to and held by him as Trustee under the terms of the Trust, and any liabilities under the Plan shall be satisfied only out of such trust fund held by the Trustee hereunder.

      2.2 STANDARD OF CONDUCT. The Trustee shall discharge his duties with respect to the Plan solely in the interest of the Participants and Beneficiaries
(1) for the exclusive purpose of defraying reasonable expenses of administering the Plan, (2) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, (3) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and (4) in accordance with the Plan and Trust documents in so far as the Plan and Trust are consistent with the provisions of federal law.

      2.3 MULTIPLE TRUSTEES. In the event that multiple Trustees are appointed by the Employer for the purpose of dividing the trust fund investments between Trustees, each Trustee shall be responsible only for that portion of the trust fund that he holds, and his responsibility, for diversification and investment of such portion shall be subject to, and may be limited by, written guidelines or investment directions issued to him by the Employer or by an investment manager or Named Fiduciary in accordance with Section 2.4 hereof.

      2.4 INVESTMENT MANAGER AND NAMED FIDUCIARY. The Employer, by its Board of Directors. shall possess the authority to appoint an investment manager or managers or to designate one or more persons (hereinafter referred to as "Named Fiduciary") to manage (including the power to acquire and dispose of ) all or any of the assets of the Trust, including but not limited to the selection of investment alternatives for Salary Savings Accounts and Matching Contributions Accounts under Section 8.4 of the Plan. In the event of any such appointment, the Employer shall designate the portion of the assets of the Trust which shall be subject to the management of the investment manager or the Named Fiduciary and shall so notify the Trustee in writing. With respect to such assets over which an investment manager or Named Fiduciary has investment responsibility, the investment manager or Named Fiduciary shall possess all of the investment powers and responsibilities granted to the Trustee hereunder, and the Trustee shall invest and reinvest such assets pursuant to the written directions of the investment manager or Named Fiduciary. The Trustee shall have no investment responsibility with respect to the assets subject to the investment responsibility of an investment manager or Named Fiduciary, and shall have no duty to inquire into such directions. to solicit such directions, nor to review and follow the investments made pursuant to any such direction other than to the extent provided by law (including that any investment direction received from a Named Fiduciary shall constitute a proper direction within the meaning of Section 403(a) (1) of the Employee Retirement Income Security Act of 1974 and shall not be contrary to the provisions of Title I of said Act). The Trustee shall be fully protected and shall be under no liability for any loss of any kind which may result by reason of any action taken or omitted direction of any investment manager or Named Fiduciary, except for any such loss which is due to its own negligence, willful misconduct, lack of good faith or violation of ERISA. The Trustees shall be indemnified and held harmless by the Employer for any and all liability for loss and expense of any kind which may result by reason of any action taken or omitted by it in accordance with any direction of an investment manager or Named Fiduciary, except for any such loss which is due to its own negligence, willful misconduct, lack of good faith, or violation of ERISA.

      2.5 EMPLOYER'S ESTABLISHMENT OF METHOD OF FUNDING. To the extent that the Employer. Named Fiduciary or an investment manager issues guidelines or directions that limit diversification by the Trustee or that limit investments to a certain type of asset, the Trustee shall not be responsible for diversification to the extent so limited, and the Employer, Named Fiduciary or investment manager, as the case may be, shall be responsible for the overall diversification of the trust fund, including selection of investment alternatives to be made available for investment of Salary Savings Accounts and Matching Contributions Accounts.

      2.6 TRUSTEE AS PARTICIPANT. Nothing in this Article shall be construed to prohibit the Trustee from receiving any benefit to which he may be entitled as a Participant or Beneficiary under the Plan. so long as the benefit is computed and paid on the basis which is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries. In addition, nothing in this Article shall be construed to prohibit the Trustee from serving as such in addition to being an officer, employee, agent or other representative of the Employer.

               ARTICLE III -- INVESTMENT AND ADMINISTRATIVE POWERS

      3.1 INVESTMENT AND ADMINISTRATIVE POWERS. Subject to the provisions of Article Two, the Trustee shall have the following powers with respect to the investment and reinvestment of the trust fund, which shall be in addition to and not in limitation of the powers and duties enumerated in Section 8.3 of the
Plan:

            (1) To purchase, hold, sell, invest and reinvest all or part of the trust fund, without distinction between principal and income, in securities and other property (real. personal or mixed) such as, but not limited to, common and preferred stocks. bonds, options, REIT and separate investment company shares, partnerships and limited partnership interests, bills, notes, commercial paper. debentures, mortgages. equipment trust certificates, investment trust certificates, royalties, interests and rights and equipment pertaining to the trust of deposit and interest bearing ______________________________ contracts issued by any life insurance

            (2) To invest and reinvest all or _____________________________ of the trust fund collectively __________________________________________ and profit-sharing trusts exempt _________________________________________
      501(a) of the Internal Revenue Code of 1954 by reason qualifying under
      Section 401(a) of said Code through the medium of any common, collective or commingled trust fund or funds, provided that the provisions of such common, collective or commingled trust, as amended from time to time, shall be adopted as part of this Trust so long as any portion of the trust fund shall be invested through the medium thereof.

            (3) To pool all or any of the assets of the trust fund with assets belonging to any other employee benefit trust created by the Employer, and to commingle such assets and make joint or common investments, carry joint accounts on behalf of the Trust and such other trust or trusts, allocating undivided shares or interests in such investments or accounts or in any. Pooled assets to the two or more trusts in accordance with their respective interests.

            (4) To hold uninvested from time to time such sums of money as are necessary for the immediate cash requirements of the Plan or Trust, and to keep such part of the trust fund in interest bearing accounts, or equivalent investments.

            5) To exchange, mortgage, or lease any such property and to convey, transfer, or dispose of any such property on such terms and conditions as the Trustee deems appropriate.

            (6) To exercise any subscription rights or conversion privileges with respect to any securities held in the trust fund.

            (7) To grant options for the sale, transfer, exchange, or disposal of any such property.

            (8) To exercise all voting rights pertaining to any securities, and to consent to or request any action on the part of the issuer of any such securities, and to give general or special proxies or powers of attorney with or without power of substitution.

            (9) To consent to or participate in amalgamations, reorganizations, recapitalizations, consolidations. mergers, liquidations, or similar transactions with respect to any securities. and to accept and to hold any other securities issued in connection therewith.

            (10) To collect and receive any and all money and other property of whatsoever kind or nature due or owing or belonging to the trust fund and to give full discharge and acquittance therefor, and to extend the time of payment of any obligation at any time owing to the trust fund, as long as such extension is for a reasonable period, and provides for reasonable interest.

            (11) To cause any securities or other property to be registered in, or transferred to, the individual name of the Trustee, or in the name of one or more of his nominees, or one or more nominees of any system for the centralized handling of securities, or to retain them unregistered and in form permitting transferability by delivery, but the books and records of the Trust shall at all times show that all such investments are a part of the trust fund.

            (12) To settle, compromise, or submit to arbitration any claims or debts due or owing to or from the Trust, to commence or defend suits or legal proceedings whenever. in his judgment, any interest of the Trust requires it, and to represent the Trust in all suits or legal proceedings in any court of law or equity or before any other body or tribunal. insofar as such suits or proceedings relate to any property forming part of the trust fund or to the administration of the trust fund.

            (13) To borrow money from others for the purposes of the Trust, but if the Trustee is a bank the Trustee shall not be authorized to borrow any money from its own or a related banking department.

            (14) To lend money to unrelated third parties (or to related parties who have been properly exempted) in such amounts and upon such written terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust, and to accept and hold adequate security from the borrower until repayment of the loan, including loans to participants pursuant to Section 4.6 of the Plan.

            (15) To exercise all rights of ownership in any insurance company contract to which any part of the trust fund may be invested and pay premiums thereon. The Trustee shall not be responsible for the validity of any contract nor for any failure on the part of an issuing insurance company to make payments under the terms of its contract. No issuing insurance company shall be deemed a party to the Plan or Trust.

            (16) To acquire and hold qualifying employer real property and/or qualifying employer securities. as defined in Section 401 of ERISA, whether or not the aggregate fair market value of such property and/or securities exceeds ten (10%) percent of the fair market value of the assets of the Plan.

            (17) Generally to do all acts, whether or not expressly authorized, which the Trustee deems necessary or desirable, but acting at all times according to the principles of prudence expressed under Article Two of this Trust Agreement and under Articles VIII and XIV of the Plan.

      3.2 BANK MAY INVEST IN ITS INSTRUMENTS. If a bank or similar institution is Trustee, it is specifically authorized to deposit and retain any part of the trust fund in savings accounts, certificates of deposit, money fund-type instruments, or equivalent investments offered by itself or its affiliates.

      3.3 UNITED STATES LOCATION FOR TRUST ASSETS. Except as authorized by law, the Trustee shall not maintain the indicia of ownership of any trust fund assets outside the jurisdiction of the District Courts of the United States.

      3.4 PAYMENTS BY TRUSTEE. The Trustee shall pay monies from the Trust for the use of the Plan, or to Participants or their Beneficiaries. or for the purpose of purchasing life insurance or annuity contracts if permitted by the Plan. The Trustee shall be protected in paying out monies from the Trust from time to time upon written orders, directions or requisitions given or authorized by the Plan Administrator and shall not be charged with any responsibility whatsoever respecting the application of monies paid by it upon such orders, directions or requisitions. if permitted by the Plan and directed by the Plan Administrator, the Trustee is hereby specifically authorized and empowered to purchase or cause to be purchased annuity contracts for retired employees by transferring money, at the direction of the Plan Administrator, to a legal reserve life insurance company authorized to do business in the state where the principal office of the Employer or Trustee is located, or in the Commonwealth of Massachusetts.

      3.5 TAXES. Unless paid by the Employer, the Trustee shall pay out of the trust fund all real and personal property taxes, income taxes. and other taxes of any and all kinds levied or assessed under existing or future laws upon or with respect to the trust fund or any money, property or securities forming a part thereof, but the Employer or Plan Administrator may contest any such tax.

               ARTICLE FOUR -- ACCOUNTING AND REPORTS OF TRUSTEES

      4.1 ACCOUNTING. The Trustee shall keep and maintain such accounts and records as he shall deem necessary and proper to record his transactions with respect to his administration of the Trust, or as required by the Plan. The Trustee shall permit inspection of such accounts, records, and assets of the Trust by any duly authorized representative of the Employer at any time during the usual business hours of the Trustee.

      4.2 REPORTS. Unless waived by the Plan Administrator. the Trustee shall file with the Employer and/or Plan Administrator at least annually a written report containing such information as is required under the provisions of the Plan or is otherwise agreed upon between the Trustee and the Administrator with respect to the transactions effected by the Trustee during such accounting year or other period. In addition, the Trustee shall make such periodic reports to the Employer and/or Administrator as the Trustee shall deem necessary and proper and such other reports as the Administrator may reasonably request, including a valuation of the assets of the Trust at the end of each calendar quarter or upon no less than 30 days written notice.

                  ARTICLE FIVE -- COMPENSATION PROCEDURAL RULES

      5.1 COMPENSATION AND EXPENSES. The Trustee shall receive each year as compensation for his services hereunder such amount as he and the Employer agree to in writing, or in the absence of such agreement, the amount established by the Trustee's published fee schedule then in effect. In addition, the Trustee shall be entitled to reimbursement for all reasonable expenses incurred by him in the performance of his duties hereunder. including reasonable fees for legal services rendered to the Trustee (whether in connection with any litigation or otherwise) and all other proper charges and disbursements. such compensation and expenses shall be paid by the Employer: provided that, in the event of the bankruptcy of the Employer, the Trustee may recover such compensation and expenses as a charge against the trust fund. In no event shall any person serving as Trustee who already receives full-time compensation from the Employer or from any Employee organization whose members are

Participants receive compensation as Trustee, except for reimbursement of expenses properly and actually incurred.

      5.2 PROCEDURAL RULES. The following rules shall govern certain procedural matters in administering the Trust:

            (1) A written direction, statement or certificate to the Trustee, signed by an officer or employee of the Employer designated by its Board of Directors as authorized to act on behalf of the Employer, or by the Plan Administrator (or, if a committee is acting as Plan Administrator, by all the members of the committee then in office, or any member of the committee authorized by a resolution adopted by the committee to execute instruments on its behalf), shall be deemed to be the direction, statement, of certificate of the Employer or of the Plan Administrator, as the case may be, and the Trustee may rely upon such directions, statements, or certificates to the extent permitted by law. The Employer when requested, with instruments signed as aforesaid evidencing the designation of an officer or employee as authorized to act on behalf of the Employer, and of the appointment and termination of an individual as Plan Administrator or the members of a committee . serving as Plan Administrator, and of successors of such members, and any committee serving as the Plan Administrator shall furnish the Trustee with a copy, signed by all of its members, of any resolution adopted by it authorizing one of its members to execute instructions, notices and directions on its behalf. The Trustee shall be entitled to rely upon such instruments as evidence of the identity and authority any such officer, employee, Plan Administrator, or member of a committee serving as Plan Administrator, as the case may be, shall be furnished the Trustee with instruments relative to such change.

            (2) In the event that any dispute shall arise as to the persons to whom payment of funds or delivery of any assets shall be made by the Trustee, the Trustee may withhold such payment or delivery until such dispute shall have been determined by a court of competent jurisdiction or shall have been settled by the parties concerned.

            (3) The Trustee may from time to time consult with counsel, who may or may not be counsel to the Employer and shall be protected to the extent the law permits in acting upon such advice of counsel with respect to legal questions. The Trustee may also from time to time employ agents and expert assistants and delegate to them such ministerial duties as it sees f it. In the event that the Trustee does delegate such ministerial duties, it shall .periodically review the performance of the person(s) to whom these duties have been delegated.

            (4) Whenever more than two persons are serving as Trustee, any power, discretion or authority may be authorized by a majority.

                       ARTICLE SIX -- RESIGNATION, REMOVAL
                      AND APPOINTMENT OF SUCCESSOR TRUSTEE

      6.1 RESIGNATION AND REMOVAL. The Trustee may be removed by the Board of Directors of the Employer at any time by delivery of Written notice of such action to the Trustee. The Trustee may resign at any time upon 60 days notice in writing to the Employer, provided that the Employer may waive such notice in writing. Within 60 days after such removal or resignation of the Trustee, the Trustee shall file with the Employer a written account, to the date of such removal or resignation, in the form similar to, and containing information similar to that required to be set forth in, the reporting provided for under
Section 4.1 of this Agreement.

      6.2 SUCCESSOR TRUSTEE. Upon the death. removal or resignation of any person or entity acting as Trustee, the Board of Directors of the Employer shall designate a successor Trustee to act hereunder, who shall have the same powers and duties as those conferred upon the predecessor Trustee. upon such designation, and upon the written acceptance of the successor Trustee, the assets then constituting the trust fund shall be assigned, transferred and paid over to such successor Trustee, provided, however, that the predecessor Trustee is authorized to reserve such sum of money (and for that purpose to liquidate such property as may be necessary to produce such sum), as he may deem advisable for payment of all proper charges against the trust fund, including expenses in connection with such resignation or removal, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor Trustee. In the event that more than one party shall be acting as Trustee, the death, resignation or removal of any party shall not affect the duties of the remaining party or parties continuing to act as Trustee hereunder, who shall have full authority to act until such vacancy is filled.

               ARTICLE SEVEN -- AMENDMENT AND TERMINATION OF TRUST

      7.1 AMENDMENT. The Employer may at any time by resolution of its Board of Directors amend, in whole or in part, any or all of the provisions of this Trust Agreement, or of the Plan or Trust, provided that no such amendment may affect the rights, duties, or responsibilities of the Trustee without his written consent and, provided further, that no such amendment may permit any part of the corpus or income of the trust fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries at any time prior to the satisfaction of all liabilities under the Plan with respect to such persons, except as otherwise provided in the Plan or by law. Any such amendment shall become effective when received by the Trustee.

      7.2 TERMINATION. This Trust shall continue for such time as may be necessary to accomplish the purposes for which it was created, but may be terminated at any time by the Employer by action of its Board of Directors. Upon termination of the Trust, provided that the Trustee has received instructions from the Plan Administrator. the Trustee shall liquidate the Trust and. after paying the reasonable expenses of the Trust, including expenses involved in the termination. distribute the balance thereof according to written directions from the Plan Administrator.

                    ARTICLE EIGHT -- MISCELLANEOUS PROVISIONS

      8.1 HEADINGS. The headings are for reference only. In the event of a conflict between a heading and the content of a section, the content of the section shall control.

      8.2 CONSTRUCTION. This Trust shall in all respects be construed and regulated by the laws of the Commonwealth of Massachusetts, except where such laws are superseded by the Internal Revenue Code of 1986 or the Employee Retirement Income Security Act of 1974 (as the same may be amended or reenacted).

      8.3 SUCCESSORS. This Agreement shall be binding upon, and the powers herein granted to the Employer and the Trustee shall be exercisable by the respective successors and assigns of the Employer and the Trustee.

      8.4 AGENCY. The Employer may engage the Trustee as its agent in the performance of any duties required of the Employer under the Plan. but such agency employment shall not be deemed to increase the responsibility or liability of the Trustee under this Trust Agreement.

      8.5 SIGNATURE REQUIREMENT. If. applicable, the Trustee may designate any one or more of them to execute or sign any instruments, including checks or policy contracts, on behalf of all the Trustees under the Trust.

      8.6 IRREVOCABILITY OF TRUST. No part of the corpus of the Trust Fund nor any income therefrom shall revert to the Employer or be used for or diverted to purposes other than for the exclusive benefit of the Participants or former Participants and their Beneficiaries. except as the Plan shall otherwise specifically provide in accordance with the provisions of federal law regulating tax qualified retirement plans.

      8.7 EXEMPT TRUST. It is the intent of the parties hereto that this Trust be a trust exempt from income taxation under the Federal income tax laws, and any ambiguities in construction shall be resolved in favor of interpretations which will effectuate such intention.

      IN WITNESS WHEREOF, this Trust Agreement has been executed on the _____ day of December, 1987.

                                    HADCO CORPORATION

                                    By:
                                       -------------------------------------

                                    RHODE ISLAND HOSPITAL TRUST
                                    NATIONAL BANK, TRUSTEE

                                    By:

                                       -------------------------------------